As filed with the Securities and Exchange Commission on April 30, 2004.
------------------------------------------------------------------------------
                                                             File Nos. 033-48137
                                                                       811-06691

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 16

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 18

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            MARK A. PARSONS, ESQUIRE
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             900 COTTAGE GROVE ROAD
                        HARTFORD, CONNECTICUT 06152-2215
                                  860/726-6000
                (Name and Complete Address of Agent for Service)

                                   COPIES TO:

                              JOSEPH P. RATH, ESQ.
                         ALLSTATE LIFE INSURANCE COMPANY
                                   ALFS, INC.
                              3100 SANDERS RD, J5B
                           NORTHBROOK, ILLINOIS 60062


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2004 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Units of Interest in the CG Variable Annuity Separate Account under Deferred Variable Annuity Contracts.

                          Prospectus dated May 1, 2004

                       AIM/CIGNA HERITAGE VARIABLE ANNUITY

                                    ISSUED BY

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                    THROUGH

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT


MAILING ADDRESS:                                FOR NEW YORK CUSTOMERS ONLY
CUSTOMER SERVICE CENTER                         MAILING ADDRESS:
P.O. BOX 94039                                  CUSTOMER SERVICE CENTER
PALATINE, IL 60094-4039                         P.O. BOX 94038
TELEPHONE: 800-776-6978                         PALATINE, IL 60094-4038
FAX: 847-402-9543                               TELEPHONE: 800-692-4682
                                                FAX: 847-402-9543


This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "CONTRACT"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the AIM/CIGNA Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2004. Please call, or write to us, at the numbers shown above.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.

The SAI,  dated May 1, 2004,  has been filed with the  Securities  and  Exchange
Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Funds may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

Please note that the Contract and the Funds:

.. Are not bank deposits

.. Are not federally insured

.. Are not endorsed by any bank or government agency

.. Are not guaranteed to achieve their investment goals

.. Involve risks, including possible loss of premiums.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






                                 1  PROSPECTUS

You may direct your premium payments, as well as any money accumulated in your Contract, into the variable sub-accounts of the CG Variable Annuity Separate Account (the "VARIABLE ACCOUNT") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into 18 variable sub-accounts. Each variable sub- account invests exclusively in one Fund of the AIM Variable Insurance Funds (Series I Shares). You may choose to invest in any of the following 18
Funds:

.. AIM V.I. Aggressive Growth Fund

.. AIM V.I. Balanced Fund

.. AIM V.I. Basic Value Fund

.. AIM V.I. Blue Chip Fund

.. AIM V.I. Capital Appreciation Fund

.. AIM V.I. Capital Development Fund

.. AIM V.I. Core Equity Fund

.. AIM V.I. Dent Demographic Trends Fund

.. AIM V.I. Diversified Income Fund

.. AIM V.I. Government Securities Fund

.. AIM V.I. Growth Fund

.. AIM V.I. High Yield Fund

.. AIM V.I. International Growth Fund

.. AIM V.I. Mid Cap Core Equity Fund

.. AIM V.I. Money Market Fund

.. AIM V.I. Premier Equity Fund

.. INVESCO VIF-Technology Fund*

.. INVESCO VIF-Utilities Fund**



*Effective April 30, 2004, the AIM V.I. New Technology Fund merged into the INVESCO VIF-Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that reflects that fund.

**Effective April 30, 2004, the AIM V.I. Global Utilities Fund merged into the INVESCO VIF-Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that reflects that fund.

Your investments in the variable sub-accounts are not guaranteed and will vary in value with the investment performance of the Funds you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed sub-accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as principal is guaranteed as long as you keep it in the fixed sub-accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.




                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE
--------------------------------------------------------------------------------
DEFINITIONS                                                                    4
--------------------------------------------------------------------------------
SUMMARY                                                                        6
--------------------------------------------------------------------------------
     Overview                                                                  6
--------------------------------------------------------------------------------
     Premium Payments                                                          6
--------------------------------------------------------------------------------
     The Fixed Account                                                         6
--------------------------------------------------------------------------------
     The Variable Account                                                      6
--------------------------------------------------------------------------------
     Transfers                                                                 7
--------------------------------------------------------------------------------
     Market Timing and Excessive Trading                                       7
--------------------------------------------------------------------------------
     Trading Limitations                                                       7
--------------------------------------------------------------------------------
     Cash Withdrawals                                                          7
--------------------------------------------------------------------------------
     Free Partial Withdrawals                                                  7
--------------------------------------------------------------------------------
     Annuity Payments                                                          7
--------------------------------------------------------------------------------
     Death Benefit                                                             8
--------------------------------------------------------------------------------
     Additional Features                                                       8
--------------------------------------------------------------------------------
     Expenses                                                                  8
--------------------------------------------------------------------------------
   Owner Inquiries                                                             9
--------------------------------------------------------------------------------
EXPENSE TABLE                                                                 10
--------------------------------------------------------------------------------
THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT
AND THE  FUNDS                                                                12
--------------------------------------------------------------------------------
THE COMPANY                                                                   12
--------------------------------------------------------------------------------
  The Administrator                                                           12
--------------------------------------------------------------------------------
  The Fixed Account                                                           12
--------------------------------------------------------------------------------
  The Variable Account                                                        12
--------------------------------------------------------------------------------
  The Funds                                                                   14
--------------------------------------------------------------------------------
PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD            15
--------------------------------------------------------------------------------
  Premium Payments                                                            15
--------------------------------------------------------------------------------
  Your Annuity Account                                                        15
--------------------------------------------------------------------------------
  Allocating Your Premium Payments                                            15
--------------------------------------------------------------------------------
  Fixed Accumulation Value                                                    15
--------------------------------------------------------------------------------
  Guarantee Periods                                                           15
--------------------------------------------------------------------------------
  Guaranteed Interest Rates                                                   15
--------------------------------------------------------------------------------
  Variable Accumulation Value                                                 16
--------------------------------------------------------------------------------
  Variable Accumulation Units                                                 16
--------------------------------------------------------------------------------
  Variable Accumulation Unit Value                                            16
--------------------------------------------------------------------------------
OPTIONAL FEATURES                                                             16
--------------------------------------------------------------------------------
  Dollar Cost Averaging                                                       16
--------------------------------------------------------------------------------
  Automatic Rebalancing                                                       16
--------------------------------------------------------------------------------
TRANSFER PRIVILEGE                                                            17
--------------------------------------------------------------------------------
  Transfers During the Accumulation Period                                    17
--------------------------------------------------------------------------------
  Market Timing and Excessive Trading                                         17
--------------------------------------------------------------------------------
  Trading Limitations                                                         17
--------------------------------------------------------------------------------
  Transfers During the Annuity Period                                         18
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY                                                          18
--------------------------------------------------------------------------------
  Cash Withdrawals                                                            18
--------------------------------------------------------------------------------
  Minimum Value Requirement                                                   19
--------------------------------------------------------------------------------
DEATH BENEFITS                                                                19
--------------------------------------------------------------------------------
  Election and Effective Date of Election                                     19
--------------------------------------------------------------------------------
  Payment of Death Benefit                                                    19
--------------------------------------------------------------------------------
  Spousal Continuation                                                        19
--------------------------------------------------------------------------------
  Amount of Death Benefit                                                     20
--------------------------------------------------------------------------------

                                                                            PAGE

--------------------------------------------------------------------------------
SURRENDER OF THE CONTRACTS                                                    20
--------------------------------------------------------------------------------
ANNUITY PROVISIONS                                                            21
--------------------------------------------------------------------------------
  Annuity Date                                                                21
--------------------------------------------------------------------------------
  Election - Change of Annuity Option                                         21
--------------------------------------------------------------------------------
  Annuity Options                                                             21
--------------------------------------------------------------------------------
  Fixed Annuity Payments                                                      22
--------------------------------------------------------------------------------
  Variable Annuity Payments                                                   22
--------------------------------------------------------------------------------
FIXED ANNUITY OPTIONS                                                         22
--------------------------------------------------------------------------------
  Life Annuity Option                                                         22
--------------------------------------------------------------------------------
  Life Annuity with Certain Period Option                                     22
--------------------------------------------------------------------------------
  Cash Refund Life Annuity Option                                             22
--------------------------------------------------------------------------------
  Annuity Certain Option                                                      23
--------------------------------------------------------------------------------
VARIABLE ANNUITY OPTIONS                                                      24
--------------------------------------------------------------------------------
  Variable Life Annuity Option                                                24
--------------------------------------------------------------------------------
  Variable Life Annuity with Certain Period Option                            24
--------------------------------------------------------------------------------
  Variable Annuity Certain Option                                             24
--------------------------------------------------------------------------------
  Additional Annuity Options                                                  24
--------------------------------------------------------------------------------
  Determination of Annuity Payments                                           24
--------------------------------------------------------------------------------
EXPENSES                                                                      24
--------------------------------------------------------------------------------
  Withdrawal Charges                                                          24
--------------------------------------------------------------------------------
  Free Partial Withdrawal                                                     25
--------------------------------------------------------------------------------
  Annuity Account Fee                                                         25
--------------------------------------------------------------------------------
  Administrative Fee                                                          25
--------------------------------------------------------------------------------
  Premium Taxes                                                               25
--------------------------------------------------------------------------------
  Charge for Mortality and Expense Risks                                      26
--------------------------------------------------------------------------------
  Market Value Adjustment                                                     26
--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS                                                     27
--------------------------------------------------------------------------------
  Deferral of Payment                                                         27
--------------------------------------------------------------------------------
  Designation and Change of Beneficiary                                       27
--------------------------------------------------------------------------------
  Exercise of Contract Rights                                                 27
--------------------------------------------------------------------------------
  Transfer of Ownership                                                       28
--------------------------------------------------------------------------------
  Death of Owner                                                              28
--------------------------------------------------------------------------------
  Voting Fund Shares                                                          28
--------------------------------------------------------------------------------
  Adding, Deleting or Substituting Investments                                29
--------------------------------------------------------------------------------
  Change in Operation of the Variable Account                                 29
--------------------------------------------------------------------------------
  Modifying the Contract                                                      29
--------------------------------------------------------------------------------
  Periodic Reports                                                            30
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                           31
--------------------------------------------------------------------------------
  Taxation of Connecticut General Life Insurance Company                      31
--------------------------------------------------------------------------------
  Taxation of Variable Annuities in General                                   31
--------------------------------------------------------------------------------
  Qualified Contracts                                                         34
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS                                                 37
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA                                                   38
--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION                                               39
--------------------------------------------------------------------------------
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION                 43
--------------------------------------------------------------------------------



                                 3  PROSPECTUS

DEFINITIONS
--------------------------------------------------------------------------------
The following special terms are used throughout the Prospectus

ACCOUNT VALUE           The total value in your Contract. It is equal to the
                        value you have in the Variable Account plus your value
                        in the fixed account.
-------------------------------------------------------------------------------
ACCUMULATION PERIOD     The time from the date we issue the Contract until the
                        earliest of: (i) the Annuity Date; (ii) the date on
                        which we pay the death benefit; or (iii) the date on
                        which you surrender or annuitize the Contract.
-------------------------------------------------------------------------------
ANNUITANT               The person or persons you identify on whose life we
                        will make the first annuity payment.
-------------------------------------------------------------------------------
ANNUITY  ACCOUNT        An account we  establish  for you to which we credit
                        all your premium  payments,  net investment gains and
                        interest,  and from which we deduct charges and
                        investment losses.
-------------------------------------------------------------------------------
ANNUITY DATE            The date on which we begin to pay annuity payments to
                        you.
-------------------------------------------------------------------------------
ANNUITY OPTION          The method by which we make annuity payments to you.
-------------------------------------------------------------------------------
BENEFICIARY             The person or entity having the right to receive the
                        death benefit set forth in the Contract.
-------------------------------------------------------------------------------
BUSINESS DAY            Every day on which the New York Stock Exchange ("NYSE")
                        is open for business. It is also called a "VALUATION
                        DATE."
-------------------------------------------------------------------------------
CERTIFICATE             (For Group Contracts only) The document which confirms
                        your coverage under the Contract.
-------------------------------------------------------------------------------
CONTRACT YEARS AND      12-month periods we measure from the Date of Issue.
CONTRACT ANNIVERSARIES
-------------------------------------------------------------------------------
DATE OF ISSUE           The date on which the Contract became effective.
-------------------------------------------------------------------------------
DUE PROOF OF DEATH      Any proof of death we find  satisfactory,  for example,
                         an original  certified  copy  of an  official  death
                         certificate  or  an  original certified  copy of a
                        decree  of a court  of  competent  jurisdiction  as to
                        the finding of death.
-------------------------------------------------------------------------------
FIXED ACCOUNT           Allocation options under the Contract, other than the
                        Variable Account, that provide a guarantee of principal
                        and minimum interest. Fixed account assets are our
                        general assets.
-------------------------------------------------------------------------------
FUND(S)                 A series of an underlying mutual fund in which a
                        variable sub-account invests. Each Fund is a separate
                        investment series of the mutual fund which is an
                        investment company registered with the SEC.
-------------------------------------------------------------------------------
GUARANTEED  PERIOD      That portion of your account value that you allocate to
AMOUNT                  a specific  guaranteed  period with a specified
                         expiration date. It includes any interest we credit to
                        that amount.
-------------------------------------------------------------------------------
GUARANTEED INTEREST     The interest rate we credit on a compound annual basis
RATE                    during a guaranteed period.
-------------------------------------------------------------------------------
GUARANTEED PERIOD       The period for which we credit a guaranteed interest
                        rate to any amounts which you allocate to a fixed
                        sub-account. In most states, you may elect a period
                        from one to ten years.
-------------------------------------------------------------------------------
INDEX RATE              An index rate based on the Treasury Constant Maturity
                        Series published by the Federal Reserve Board.
-------------------------------------------------------------------------------
IN  WRITING             A written  form that we find  satisfactory  and we
                         receive at our Customer Service Center.
-------------------------------------------------------------------------------


                                 4  PROSPECTUS


MARKET  VALUE           An  amount  we  add  to  or  subtract  from  certain
 ADJUSTMENT             transactions  involving  your interest in the fixed
                         account.  The amount of the adjustment reflects the
                        impact of changing interest rates.
-------------------------------------------------------------------------------
NON-QUALIFIED           A Contract used in connection  with a retirement  plan
 CONTRACT               which does not receive favorable federal income tax
                        treatment.
-------------------------------------------------------------------------------
OWNER, YOU, OR YOUR     The persons entitled to the ownership rights stated in
                        the Contract. The Certificate Owner under a group
                        contract.
-------------------------------------------------------------------------------
PAYEE                   A person who receives payments under the Contract.
-------------------------------------------------------------------------------
PREMIUM PAYMENT         Any amount you pay to us as consideration for the
                        benefits the Contract provides.
-------------------------------------------------------------------------------
QUALIFIED  CONTRACT     A Contract used in connection with a retirement plan
                        which receives favorable federal income tax treatment
                        under Sections 401, 403, 408, or 457 of the Internal
                        Revenue Code ("CODE").
-------------------------------------------------------------------------------
SEVEN YEAR              The seventh  Contract  Anniversary and each succeeding
 ANNIVERSARY            Contract  Anniversary  occurring  at any seven  year
                         interval  thereafter,  for example, the 14th, 21st and
                        28th Contract Anniversaries.
-------------------------------------------------------------------------------
SUB-ACCOUNT             That  portion  of the fixed  account  associated  with
                        a  specific guaranteed period and guaranteed  interest
                        rate and each portion of the Variable Account which
                        invests in a specific Fund.
-------------------------------------------------------------------------------
SURRENDER               When you elect to end your Contract and receive your
                        account value in a lump sum  payment.  Your  account
                         value  will be  reduced  by any  applicable withdrawal
                        charges, contract fees, or premium taxes, and may be
                        either increased or reduced by any market value
                        adjustment that we apply.
-------------------------------------------------------------------------------
VALUATION DATE          Every day on which the New York Stock Exchange ("NYSE")
                        is open for business.
-------------------------------------------------------------------------------
VALUATION  PERIOD       The period of time over which we determine the change
                        in the value of the variable sub-accounts in order to
                        price Variable Accumulation Units and Annuity Units.
                         Each Valuation  Period begins at the close of normal
                        trading on the NYSE (usually 4:00 p.m.  Eastern time)
                        on each Valuation Date and ends at the close of the
                        NYSE on the next Valuation Date. A Valuation Period may
                        be more than one day.
-------------------------------------------------------------------------------
VARIABLE ACCOUNT        A separate account divided into variable sub-accounts.
                        Each sub-account invests exclusively in shares of a
                        specific Fund of the AIM Variable Insurance Funds. The
                        assets in the Variable Account are owned by Connecticut
                        General Life Insurance Company.
-------------------------------------------------------------------------------
VARIABLE ACCUMULATION   A unit of measure we use to calculate the value of the
UNIT                    variable sub-accounts.
-------------------------------------------------------------------------------
WE, US, OUR OR CG LIFE  Connecticut General Life Insurance Company. Our Home
                        Office is located at 900 Cottage Grove Road,
                        Bloomfield, CT.
-------------------------------------------------------------------------------

The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract



TERMS USED IN THIS PROSPECTUS     CORRESPONDING TERM USED IN THE CONTRACT
-----------------------------     ---------------------------------------
Account Value                      Annuity Account Value
Annuity Option                     Income Payments
Fixed Sub-Account                  Fixed Account Sub-Account
Variable Sub-Account               Variable Account Sub-Account




                                 5  PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this prospectus. Please read the entire Prospectus carefully.


OVERVIEW
We designed the AIM/CIGNA Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be purchased as part of a qualified plan. A qualified plan is a retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Tax Qualified Contracts" on page 34.

We are no longer offering the Contract for sale. If you already own a Contract, you may continue to make additional premium payments.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally not taxed as income until you take them out of the Contract. The income phase begins at the Annuity Date when you begin receiving regular annuity payments from your Contract. The money you can accumulate during the accumulation period, taking into account investment gains and losses, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the Income Phase.


PREMIUM PAYMENTS
Additional payments you direct into a Guaranteed Period of the fixed account must be at least $500. The minimum payment you can place in a variable sub-account is $100. We must approve any premium payment greater than $1,000,000.


THE FIXED ACCOUNT
You may direct your premium payments into any of the sub-accounts available in the fixed account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed sub-account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the sub-account for the entire guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed sub-account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease the value of the amount withdrawn or transferred. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the fixed account, regardless of any effects of the Market
 Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.


THE VARIABLE ACCOUNT
The Variable Account is divided into sub-accounts. Each variable sub-account uses its assets to purchase, at net asset value, shares of a specific Fund of the AIM Variable Insurance Funds Series I shares. You may invest in any of the following 18 Funds of the Fund through this Contract:

.. AIM V.I. Aggressive Growth Fund

.. AIM V.I. Balanced Fund

.. AIM V.I. Basic Value Fund

.. AIM V.I. Blue Chip Fund

.. AIM V.I. Capital Appreciation Fund

.. AIM V.I. Capital Development Fund

.. AIM V.I. Core Equity Fund

.. AIM V.I. Dent Demographic Trends Fund

.. AIM V.I. Diversified Income Fund

.. AIM V.I. Government Securities Fund

.. AIM V.I. Growth Fund

.. AIM V.I. High Yield Fund

.. AIM V.I. International Growth Fund

.. AIM V.I. Mid Cap Core Equity Fund

.. AIM V.I. Money Market Fund

.. AIM V.I Premier Equity Fund

.. INVESCO VIF-Technology Fund*

.. INVESCO VIF-Utilities Fund**

*Effective April 30, 2004, the AIM V.I. New Technology Fund merged into the INVESCO VIF-Technology Fund. We have made a corresponding change in the name of the Variable Sub-Account that reflects that fund.

**Effective April 30, 2004, the AIM V.I. Global Utilities Fund merged into the INVESCO VIF-Utilities Fund. We have made a corresponding change in the name of the Variable Sub-Account that reflects that fund.

Depending on market conditions, you can earn or lose the money you invest in any of the Funds through the variable sub-accounts. We reserve the right to offer other investment choices in the future. All Funds may not be available in all states. Please call to determine whether a particular Fund is available.


                                 6  PROSPECTUS

TRANSFERS
You may transfer money among the fixed and variable sub-accounts before the Annuity Date. All transfers are subject to the following conditions:

.. transfers from any variable or fixed sub-account must be at least $100;

.. transfers to a fixed sub-account must be at least $500; and

.. if your account value remaining in a fixed  sub-account is less than $500 or less than $50 in a variable sub-account, then the entire account value within the sub-account must be transferred.

In addition, we may restrict the number and dollar amount of transfers from a fixed sub-account. We will subject transfers from a fixed sub-account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed sub-account. After the Annuity Date, we may permit transfers among the variable sub-accounts subject to certain conditions.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under "Trading Limitations" consistent with applicable law and the Contract. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


CASH WITHDRAWALS
At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

Withdrawals taken prior to annuitization (prior to the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


FREE PARTIAL WITHDRAWALS
Each Contract Year you may withdraw up to 15% of the total amount of the premium payments remaining without paying a withdrawal charge.


ANNUITY PAYMENTS
The  Contract  allows  you to  receive  income  under one of seven annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Funds in which you invest at that time. If you choose to have any portion of your annuity payments come from the fixed account, the payment amount will be fixed and guaranteed by us.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully


                                 7  PROSPECTUS
taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


DEATH BENEFIT
If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If the Owner (or any Annuitant if an Owner is a non-living person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the owner and the designated Beneficiary in one sum to the estate of the Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

.. the account value on the date we deem the death benefit election to be effective;

.. the sum of all premium payments under the Contract, minus all partial withdrawals;

.. your account value on the Seven Year Anniversary  immediately  preceding the date on which the death benefit election is deemed  effective,  adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

.. the amount that would have been paid if a full surrender occurred during the day when the death  benefit  election  is deemed  effective,  including  any applicable withdrawal charges and Market Value Adjustment (not available in New York); and

.. the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.


ADDITIONAL FEATURES
ENHANCED DOLLAR COST AVERAGING
You can arrange to have money automatically transferred monthly from any of the variable sub-accounts or the One-Year fixed sub-account to your choice of variable and fixed sub-accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.


AUTOMATIC REBALANCING
We will, upon your request, automatically transfer amounts among the variable sub-accounts on a regular basis to maintain a desired allocation of your Account Value among the variable sub-accounts.


EXPENSES
CONTINGENT DEFERRED SALES CHARGE
We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on values attributed to that premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the fixed account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.


MARKET VALUE ADJUSTMENT
A cash withdrawal or transfer from a fixed sub-account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the fixed account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Qualified Contracts. The Market Value Adjustment may be waived in certain cases.


ANNUITY ACCOUNT FEE
During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.


ADMINISTRATIVE FEE
On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets


                                 8  PROSPECTUS
you have in the Variable Account. We deduct this fee to cover our administrative expenses.


MORTALITY AND EXPENSE RISK CHARGE
On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.


TAXES
Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.


FUND CHARGES
Each Fund incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Fund charges and expenses are indirectly passed on to you.


OWNER INQUIRIES
Please direct any questions or requests for additional information to:

          Customer Service Center:

          P.O. Box 94039 Palatine, IL 60094-4039

          Tel: 800-776-6978 Fax: 847-402-9543

For New York Customers Only:

          Customer Service Center

          P.O. Box 94038 Palatine, IL 60094-4038

          Tel: 800-692-4682 Fax: 847-402-9543.

Please refer to the Company, the Fixed Account, the Variable Account and the Fund sections of the prospectus for further administration information.


                                 9  PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult each Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender or make withdrawals from your Contract.


 Sales Load on Purchases                                             0%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge on Withdrawals (as a                  7.0%
percentage of  your premium payment)(1)
-------------------------------------------------------------------------------
Transfer Fee                                                         $0
-------------------------------------------------------------------------------
Annual Annuity Account Fee(2)                                $ 35  per contract
-------------------------------------------------------------------------------
Variable Account Annual Expenses (as a percentage of
average Variable Account assets)
-------------------------------------------------------------------------------
Mortality and Expense Risk Fee                                     1.25%
-------------------------------------------------------------------------------
Administrative Fee                                                 0.10%
-------------------------------------------------------------------------------
Total Separate Account Annual Expenses                             1.35%
-------------------------------------------------------------------------------

OWNERTRANSACTIONS  EXPENSES

(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal , see page 24. After we hold the premium payment for seven years, you may withdraw values attributed to that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee when account values are $100,000 or more as of the date on which we would deduct the charge.

FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)(1)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement.
 More detail concerning each Fund's fees and expenses appears in the prospectus for each Fund.

                             ANNUAL FUND EXPENSES
--------------------------------------------------------------------------------
                                 Minimum                      Maximum
--------------------------------------------------------------------------------
Total Annual Fund
Operating
Expenses/(1)/
(expenses that are
deducted from Fund
assets, which may
include management
fees, distribution
and/or services
(12b-1) fees, and                     0.66%                    1.30%
other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2003.


                                 10  PROSPECTUS

EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated,

.. earned a 5% annual return on your investment, and

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period.

The first line of the example assumes that the maximum fees and expenses of any of the Funds are charged. The second line of the example assumes that the minimum fees and expenses of any of the Funds are charged. Your actual expenses may be higher or lower than those shown below.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

                                       1  Year         3 Years        5 Years          10 Years
---------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $817            $  1,276      $1,756           $3,317
Fund Expenses
---------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $751            $  1,079      $1,430           $2,670
Fund Expenses
---------------------------------------------------------------------------------------------------





EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                            1  Year         3 Years        5 Years          10 Years
----------------------------------------------------------------------------------------
Costs Based on Maximum     $307            $    936      $1,586           $3,317
Annual Fund Expenses
----------------------------------------------------------------------------------------
Costs Based on Minimum     $241            $    739      $1,260           $2,670
Annual Fund Expenses
----------------------------------------------------------------------------------------


These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Funds of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable. These examples reflect the annual $35 Annuity Account Fee. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. Condensed Financial Information is found at the end of this prospectus.








                                 11  PROSPECTUS

THE COMPANY, THE FIXED ACCOUNT, THE VARIABLE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------


THE COMPANY
Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.


THE ADMINISTRATOR
Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the fixed account, and the variable account. Allstate will, among other things, maintain the books and records of the sub-accounts, the variable account, and the fixed account. Allstate will also maintain records of the name, address, contract number, Account Value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.


THE FIXED ACCOUNT
The fixed account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the fixed account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the fixed account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the fixed account.

The assets in the fixed sub-accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the fixed account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the fixed account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed sub-account. Each fixed sub-account credits guaranteed interest rates for a guaranteed interest period. Currently, 10 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed sub-account, you select the number of years (the guaranteed period) during which you will keep money in that fixed sub-account. You may select one or more fixed sub-accounts at any one time. If you keep your money in the fixed sub-account for the length of the sub-account's guaranteed period, we will credit interest at the rate we specified for that sub- account.

But if you withdraw, or transfer, any money from a fixed sub-account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed sub-account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed sub-account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6)
 months from the date we receive a proper request for such withdrawal or transfer.


THE VARIABLE ACCOUNT
The Contract permits you to invest in the Funds through the variable sub-accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Funds in which you invest through the variable sub-accounts. The values of the shares of the Funds held by the
Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as a risk that a mutual fund's management may not make necessary changes in its Funds to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or


                                 12  PROSPECTUS
the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.

The Variable Account is registered with the SEC as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into variable sub-accounts. Each variable sub-account invests exclusively in shares of a specific Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Funds in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Fund shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis. The Variable Account will be fully invested in Fund shares at all times.



THE AIM VARIABLE INSURANCE FUNDS SERIES I SHARES is an open-end investment management company registered under the Act. Shares of the AIM Variable Insurance Funds Series I shares are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the AIM Variable Insurance Funds Series I shares.

A I M Advisors, Inc. ("AIM"), investment adviser to the AIM Variable Insurance Funds Series I shares, its affiliates, and any insurance companies with separate accounts investing in the AIM Variable Insurance Funds Series I shares must report certain potential and existing conflicts of interests to the Board of Trustees of the AIM Variable Insurance Funds Series I shares. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the AIM Variable Insurance Funds Series I shares. The Board of Trustees, a majority of whom are not "interested persons" of the AIM Variable Insurance Funds Series I shares, as that term is defined in the 1940 Act, will monitor the AIM Variable Insurance Funds Series I shares to identify any such irreconcilable material conflicts and to determine what action, if any, the AIM Variable Insurance Funds Series I shares, AIM, or its affiliates should take.


                                 13  PROSPECTUS

SERIES I:               INVESTMENT OBJECTIVE:(1)          INVESTMENT ADVISOR
-------------------------------------------------------------------------------
AIM V.I. Aggressive     Long-term growth of capital
 Growth Fund (2)
-----------------------------------------------------------------------------
AIM V.I. Balanced Fund  As high a total return as possible, consistent with preservation of capital

-----------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund
-----------------------------------------------------------------------------
AIM V.I. Blue Chip      Long-term growth of capital with a secondary
 Fund                    objective of current income

-----------------------------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund
-----------------------------------------------------------------------------
AIM V.I. Capital        Long-term growth of capital                            AIM ADVISORS, INC.
 Development Fund
-----------------------------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund
-----------------------------------------------------------------------------
AIM V.I. Dent           Long-term growth of capital
 Demographic Trends
 Fund (3)
-----------------------------------------------------------------------------
AIM V.I. Diversified    High level of current income
 Income Fund
-----------------------------------------------------------------------------
AIM V.I. Government     High level of current income consistent with
 Securities Fund         reasonable concern for safety of principal
-----------------------------------------------------------------------------
 AIM V.I. Growth Fund   Growth of capital
-----------------------------------------------------------------------------
AIM V.I. High Yield     High level of current income
 Fund
-----------------------------------------------------------------------------
AIM V.I. International  Long-term growth of capital
 Growth Fund
-----------------------------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund
-----------------------------------------------------------------------------
AIM V.I. Money Market   As high a level of current income as is consistent
 Fund                    with the preservation of capital and liquidity
-----------------------------------------------------------------------------
 AIM V.I. Premier       Long-term growth of capital with income as a
 Equity Fund             secondary objective
-----------------------------------------------------------------------------
INVESCO VIF-Technology  Seeks capital growth
 Fund (4)
-----------------------------------------------------------------------------
INVESCO VIF-Utilities   Seeks capital growth and current income
 Fund (4)
--------------------------------------------------------------------------------------------------


(1) You may invest in any of the variable sub-accounts, each of which corresponds to one of the following 18 Funds: A fund's investment objective(s) may be changed by the Fund's Board of Trustees without shareholder approval.

(2) Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive
  Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments  from  existing participants.

(3) The AIM V.I. Dent Demographic Trends Fund is sub-advised by H.S. Dent Advisors, Inc.

(4) The INVESCO VIF-Technology Fund and the INVESCO VIF-Utilities Fund are sub-advised by INVESCO Institutional (N.A.), Inc.



The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Funds may be similar to other Funds and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Funds.



There is no assurance that any Fund will achieve its stated investment objective. Each Fund's investment objective may be changed by the applicable mutual fund's Board of Trustees without shareholder approval. A more detailed description of the Funds and their investment objectives, policies and restrictions and expenses is found in the Funds' Prospectuses and SAIs. You should read the Funds' Prospectus carefully before you invest.


                                 14  PROSPECTUS

PREMIUM PAYMENTS AND ACCOUNT VALUES DURING THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------


PREMIUM PAYMENTS
All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the sub-accounts, the minimum you can put into a fixed sub-account is $500; the minimum for a variable sub-account is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.


YOUR ANNUITY ACCOUNT
Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

.. the Annuity Date;

..  the date we pay all death benefits under the Contract;

.. the date you surrender the Contract; or

.. the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.


ALLOCATING YOUR PREMIUM PAYMENTS
We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so in writing. You must make allocations to multiple sub-accounts in whole percentages.

If your allocation instructions would place less than $500 in a fixed sub-account, we will promptly ask you for further instructions regarding how we should apportion the premium.


FIXED ACCUMULATION VALUE
The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed sub-accounts to which you have allocated money.


GUARANTEE PERIODS
You may allocate your premium payments, or transfer your account value, to any fixed sub-account we offer. Each fixed sub-account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the sub-account's guaranteed period will affect the rate of interest we credit to the sub-account.

Your money in a fixed sub-account will earn interest at a guaranteed interest rate during the sub-account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed sub-account for the guaranteed period you select. Amounts you allocate at different times to fixed sub-accounts with the same guaranteed period may have different interest rates. Each fixed sub-account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you In Writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring sub-account into a sub-account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.


GUARANTEED INTEREST RATES
From time to time, we will set current guaranteed interest rates for the guaranteed periods of the fixed account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed sub-account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the sub-account will be subject to any applicable withdrawal charges, Annuity


                                 15  PROSPECTUS

Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed sub-account before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.


VARIABLE ACCUMULATION VALUE
The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

VARIABLE ACCUMULATION UNITS

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular variable sub-account by the Variable Accumulation Unit Value for the particular sub- account for the Valuation Period during which we receive and accept the premium payment.


VARIABLE ACCUMULATION UNIT  VALUE
We established the initial Variable Accumulation Unit Value for each sub-account at $10. We recalculate the Variable Accumulation Unit Value for each sub-account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Fund in which the sub-account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.


OPTIONAL FEATURES
--------------------------------------------------------------------------------

You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.


DOLLAR COST AVERAGING
Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any variable sub-account or the One- Year fixed sub-account to one or more variable sub-accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the Funds only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or One-Year fixed sub-account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or One-Year fixed sub-account. We do not permit transfers to or from any fixed sub-account other than the One-Year fixed sub-account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

Dollar Cost Averaging will terminate when any of the following occurs:

.. the number of designated transfers has been completed;

.. the value of the variable or the One-Year fixed sub-account is insufficient to complete the next transfer;

.. you request  termination  by  telephone  or In Writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

.. you surrender the Contract.

The Dollar Cost Averaging program is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Fund and cannot guarantee that it will accept transfers under the Dollar Cost Averaging program. We reserve the right to discontinue or change this program at any time.

We do not guarantee that the dollar cost averaging program will result in annuity account values which equal or exceed the value of your Premium Payments. The Dollar Cost Averaging program may not achieve its objective. We do not guarantee that the program will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump- sum investment.


AUTOMATIC REBALANCING
 Automatic Rebalancing is an option which periodically restores to a pre- determined level the percentage of annuity value allocated to each variable sub-account  (e.g.,  20% Money Market,  50% Growth,  30%  Utilities).
 This pre- determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the variable sub-accounts must


                                 16  PROSPECTUS
be subject to Automatic Rebalancing. The fixed sub- account is not available for Automatic Rebalancing.

You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any variable sub-account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that Modifies the net account balance within each variable sub-account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

The Automatic Rebalancing program is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.


TRANSFER PRIVILEGE
TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed sub-accounts. Transfers from the fixed sub-accounts are subject to the following conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the sub-account;

.. the amount you transfer to any fixed sub-account must be at least $500;

.. there must be at least $500 remaining in the sub-account after the transfer;
  and

.. transfers may be subject to a Market Value Adjustment.

Amounts you transfer into a fixed sub-account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers  from  the  variable   sub-accounts   are  subject  to  the  following
conditions:

.. you must transfer at least $100 unless you are transferring the entire value of the sub-account;

.. the amount you transfer to any variable sub-account must be at least $100; and

.. there must be at least $50 remaining in the sub-account after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In Writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

.. before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

.. we will record all calls; and

.. we will confirm in  writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed sub-account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a variable sub-account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under "Trading Limitations" consistent with applicable law and the Contract. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, or to refuse any transfer request, if:


                                 17  PROSPECTUS

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


TRANSFERS DURING THE ANNUITY PERIOD
After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the variable sub-accounts in which the Contract is invested. The request must be In Writing. We will exchange the value of the number of Annuity Units from the variable sub-accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between variable sub-accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.


ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


CASH WITHDRAWALS
During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

.. the amount to be withdrawn; and

.. the sub-accounts from which to take the money.

Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the sub-accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed sub-account you maintain. If such a pro-rata withdrawal reduces the value of any fixed sub-account below $500, or any variable sub-account balance below $50, we will transfer the value of those sub-accounts to that variable sub-account where you maintain the highest value, or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

All cash withdrawals from any fixed sub-account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the sub-account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each sub-account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the fixed account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a variable sub-account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the variable sub-accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

If you make a withdrawal before the Annuity Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally


                                 18  PROSPECTUS
all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


MINIMUM VALUE REQUIREMENT
If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed sub-account balance which has a value below $500 and any variable sub-account balance which has a value below $50 to that variable sub-account where you maintain the highest value or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.


DEATH BENEFITS
--------------------------------------------------------------------------------

If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.Where there are multiple beneficiaries, we will only value the Death Benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

.. to receive the death benefit in the form of a single cash payment within 5 years from your date of death; or

.. to have the death benefit  applied under the Annuity Options (on the Annuity
  Date).

The Beneficiary must make the election to us In Writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

.. the date we receive the election; or

.. the date we receive due proof of the Owner's death.

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment. We reserve the right to waive or extend the 60 day limit on a nondiscriminatory basis.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.


PAYMENT OF DEATH BENEFIT
If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.


SPOUSAL CONTINUATION
If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply (the Maximum Anniversary Value feature is not available in New York):

.. On the day the Contract is continued, the account value will be the death benefit as determined at the


                                 19  PROSPECTUS
  end of the  Valuation  Period during which we     receive due proof of death.

.. The surviving  spouse may make a single  withdrawal of any amount within one year of the date of death  without  incurring a withdrawal  charge or Market
      Value Adjustment.  (This feature may not be available in all states.
   Please     consult with your representative for further information).

.. Prior to the Annuity Date,  the amount of the death benefit of the continued
  Contract will be the greatest of:

  .  The account value on the date we determine the amount of the death benefit;
     or

  . The sum of all premium payments reduced by the sum of all partial withdrawals; or

  . The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract (the Maximum Anniversary Value feature is not available in New York).


AMOUNT OF DEATH BENEFIT
We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

.. the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

.. the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

.. your account value on the Seven Year Anniversary  immediately  preceding the date the  death  benefit  election  is  effective  or is  deemed  to  become
      effective,   adjusted  for  any  subsequent  premium  payments  and
   partial     withdrawals and charges;

.. the amount that would have been payable in the event of a full  surrender of the Contract  including  surrender  charges and any applicable  Market Value
      Adjustment on the date the death benefit  election is effective or is
  deemed     to become effective; or (except for New York Customers)

.. the  Maximum   Anniversary   Value  between  the  "Enhanced   Death  Benefit
  Endorsement"  effective  date and the date we calculate  the death  benefit, adjusted for any subsequent premium payments, partial withdrawals and applicable charges.

The following discussion regarding the Maximum Anniversary Value does not apply to New York customers. The feature is not available in New York.

On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

The withdrawal adjustment is equal to: (i) the withdrawal amount divided by (ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.




SURRENDER OF THE CONTRACTS
--------------------------------------------------------------------------------

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. We may defer the payment of amounts withdrawn from the fixed account for a period not greater than 6 months from the date we receive your written request for such withdrawal. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.


                                 20  PROSPECTUS

Withdrawals taken prior to annuitization (referred to in this prospectus as the Income Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.




ANNUITY PROVISIONS
--------------------------------------------------------------------------------

ANNUITY DATE

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us In Writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

.. at least 30 days after the effective date of the change;

.. the first day of a month; and

.. not later than the first day of the first month  following  the  Annuitant's
  90th birthday.

These requirements may be restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the Account Value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

When annuity payments begin a portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


ELECTION - CHANGE OF ANNUITY OPTION
During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice In Writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403, Section 408(c),
Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected the Life Annuity with 120 Monthly Payments Certain.

At any time you may request In Writing annuitization of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.


ANNUITY OPTIONS
The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each Fixed and Variable Annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the fixed account will be applied to a fixed annuity.) We will base variable annuity payments on the variable sub-accounts you select, or on how you allocate the account value among the variable sub-accounts.


                                 21  PROSPECTUS

FIXED ANNUITY PAYMENTS
A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the Fixed Annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").


VARIABLE ANNUITY PAYMENTS
If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the variable sub-accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the variable sub-account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the variable sub- account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular variable sub-account by dividing that portion of the first variable annuity payment attributable to that sub-account by the Annuity Unit Value of that variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each sub-account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege--Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular variable sub-account for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that sub- account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408, Section 408(a), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


FIXED ANNUITY OPTIONS
--------------------------------------------------------------------------------


LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.


CASH REFUND LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of


                                 22  PROSPECTUS
the proceeds we apply under this option over the dollar amount of payments we have already paid.


ANNUITY CERTAIN OPTION
We pay monthly payments for the number of years selected which may be from 5 to 30 years.


                                 23  PROSPECTUS

VARIABLE ANNUITY OPTIONS
--------------------------------------------------------------------------------


VARIABLE LIFE ANNUITY OPTION
We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.


VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION
We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.


VARIABLE ANNUITY CERTAIN OPTION
We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled to be commuted and paid in one sum. The Annuitant may elect that the Payee receive all or a portion of this present value.


ADDITIONAL ANNUITY OPTION
You may settle any proceeds payable under the Contract, under any other method of settlement (including joint and survivor settlement options under joint life annuities) we offer at the time of the request.


DETERMINATION OF ANNUITY PAYMENTS
On the Annuity Date, we will apply the adjusted value of the fixed account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

.. the Account Value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

.. reduced by a proportionate  amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

.. reduced by any premium or other applicable taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.


EXPENSES
--------------------------------------------------------------------------------

We assess charges under the Contract offered by this Prospectus in three ways:

.. as withdrawal charges (contingent deferred sales charges);

.. as deductions for Contract administration expenses and, if applicable, for premium taxes; and

.. as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.


WITHDRAWAL CHARGES
We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge  (contingent  deferred  sales  charge).  The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover  certain  expenses  relating  to  the  sale  of  the
 Contract   including commissions  paid  to  sales  personnel,  the  costs  of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):

                   Withdrawal Charge Percentage
                                                                     Year Applicable
                                7%                                   During 1st Year since premium payment accepted
                                6%                                   During 2nd Year since premium payment accepted
                                5%                                   During 3rd Year since premium payment accepted
                                4%                                   During 4th Year since premium payment accepted
                                3%                                   During 5th Year since premium payment accepted
                                2%                                   During 6th Year since premium payment accepted
                                1%                                   During 7th Year since premium payment accepted
                                0%                                   Thereafter




                                 24  PROSPECTUS

When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one sub-account, we will asses the withdrawal charge pro-rata against the amounts remaining within the sub-account from which the withdrawals occurred. If the sub-accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will asses the deficiency pro-rata against amounts remaining within the sub-accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.


FREE PARTIAL WITHDRAWAL
During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In Writing. This privilege continues until you withdraw all premium payments you paid to your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments remaining without a withdrawal charge each Contract Year. The amount withdrawn must be at least $50.

You must specify the sub-accounts from which the amount will be withdrawn. If you do not specify the sub-accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your sub-accounts.

Withdrawals taken prior to the Annuity Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings.
Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.


ANNUITY ACCOUNT FEE
On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your sub-accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce your Account Value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct an Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your Account Value is at least $100,000 on the last Valuation Date of that year.


ADMINISTRATIVE FEE
On each Valuation Date, we deduct an Administrative Fee from the assets you have in each variable sub-account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each sub-account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.


PREMIUM TAXES
We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize Account Value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.


                                 25  PROSPECTUS

CHARGE FOR MORTALITY AND EXPENSE RISKS
The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable
Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the fixed account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.


MARKET VALUE ADJUSTMENT
Any cash withdrawal, surrender or transfer from a fixed sub-account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge. The Market Value Adjustment does not apply to withdrawals made to satisfy IRS minimum distribution rules for Qualified Contracts.

The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed sub-account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed sub-account. It also reflects the time remaining in the fixed sub-account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:

                                   (1 + A)/N/

                            ------------------

                                   (1 + B)/N/

Where:

A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-
 account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-
   account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for the factor. Similarly, if interest rates rise, any negative adjustment will greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made. We use an Index Rate declared for the Friday occurring


                                 26  PROSPECTUS
within the calendar week which    is two weeks  earlier  than the calendar  week
during  which the  withdrawal,    surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

Straight line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Market Value Adjustment.

Waiver of Withdrawal Charge and Market Value Adjustment

Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a living person):

1) is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

2) is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion at our expense by a Physician that we choose.

Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

This feature may not be available in all states or there may be state variations. Please consult with your representative or customer service center for further information.


OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------


DEFERRAL OF PAYMENT
We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any variable sub-account during any period:

.. when the New York Stock Exchange is closed other than customary weekend and holiday closings; or

.. when trading on the New York Stock Exchange is restricted as the SEC determines; or

  (a) when an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable; or

  (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

.. when the SEC may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed sub-account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.


DESIGNATION AND CHANGE OF BENEFICIARY
The Beneficiary is the person selected by the Contract owner to receive the death benefits or become the new Contract owner, subject to the "Death of Owner" provision, if the sole surviving Contract owner dies before the Payout Start Date. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation In Writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.


EXERCISE OF CONTRACT RIGHTS
The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until and unless you designate a new Annuitant In Writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity


                                 27  PROSPECTUS

Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.


TRANSFER OF OWNERSHIP
The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under qualified plans. Please consult with a competent tax advisor prior to making a request for a change of Contract owner.

You may not transfer ownership of a Qualified Contract except to:

..    the Annuitant;

..    a trustee or successor  trustee of a pension or profit  sharing trust which is qualified under Section 401 of the Code;

..    the employer of the Annuitant  provided that the Qualified  Contract  after transfer is maintained under the terms of a retirement plan qualified under
     Section 403(a) of the Code for the benefit of the Annuitant;

..    the  trustee of an  individual  retirement  account  plan  qualified  under
     Section 408 of the Code for the benefit of the Owner; or

..    as otherwise permitted from time to time by laws and regulations  governing the retirement or deferred compensation plans for which a Qualified Contract may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.


DEATH OF OWNER
If the Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon the receipt of due proof of the death of the Owner in accordance with the "Payment of Death Benefit" provision in the Contract. If there is no designated Beneficiary living on the date of death of the Owner, the Company will pay the Death Benefit, upon receipt of the due proof of the death of both the Owner and the designated Beneficiary, in one sum to the estate of the Owner.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s)of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Owner dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contract.


VOTING FUND SHARES
We will vote Funds' shares held by the variable sub-accounts at the Funds' shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Funds' shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular sub-account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Funds are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

If you elect a Variable Annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a variable sub-account by the net asset value per share of the corresponding Fund. There are no voting rights associated with the fixed account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders' meeting for them to be considered timely.

Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct


                                 28  PROSPECTUS
us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of a Fund's shareholders. If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

Funds' shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.


ADDING, DELETING, AND SUBSTITUTING INVESTMENTS
We do not control the Funds and cannot guarantee that they will be available for investment in the future or that any Funds will accept premium payments or transfers. In the event any Fund is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Funds are not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the fixed account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Variable Account (or any variable sub-account thereof) or that the Variable Account (or any variable sub-account thereof) may purchase. We may eliminate the shares of any of the Funds and substitute shares of another
or  any  other  investment   vehicle  of  another  open-end, registered
investment company if:

.. laws or regulations are changed;

.. shares of the Funds are no longer available for investment; or

.. we determine that further investment in any Fund should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a variable sub-account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

We may establish new sub-accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis we determine. Each additional sub-account will purchase shares in a Fund or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any sub-account, we will notify you and request a reallocation of the amounts invested in the eliminated sub-account.


CHANGE IN OPERATION OF THE VARIABLE ACCOUNT
At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


MODIFYING THE CONTRACT
If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:


                                 29  PROSPECTUS

.. is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

.. is necessary to attempt to assure  continued  qualification  of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

.. is necessary to reflect a change in the operation of the Variable Account or its sub-accounts; or

.. provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification In Writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.


PERIODIC REPORTS
At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each variable sub-account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed sub-accounts. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the 1940 Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.


                                 30  PROSPECTUS

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CG LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF CONNECTICUT GENERAL
LIFE INSURANCE COMPANY
CG Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from CG Life, and its operations form a part of CG Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, CG Life believes that the Variable

Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, CG Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore CG Life does not intend to make provisions for any such taxes. If CG Life is taxed on investment income or capital gains of the Variable

Account, then CG Life may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. CG Life is considered the owner of the Variable

Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although CG Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of


                                 31  PROSPECTUS
the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. CG Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


WITHDRAWALS AFTER THE ANNUITY DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Annuity Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract owner dies on or after the Annuity Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract owner's death;

.. if any Contract owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract owner's death. These requirements are satisfied if any portion of the Contract owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract owner's death. If the Contract owner's designated Beneficiary is the surviving spouse of the Contract owner, the Contract may be continued with the surviving spouse as the new Contract owner.

.. if the Contract owner is a non-natural person, then the Annuitant will be treated as the Contract owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract owner.


TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

.. if distributed under an Annuity Option, the amounts are taxed in the same manner as annuity payments.




PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract.


                                 32  PROSPECTUS

The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance, as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by CG Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

CG Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that CG
Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


                                 33  PROSPECTUS

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income on variable annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as investments as:

.. Individual Retirement Annuities (IRAs) under Section 408(b) of the Code;

.. Roth IRAs under Section 408A of the Code;

.. Simplified Employee Pension (SEP IRA) under Section 408(k) of the Code;

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Section 408(p) of the Code; and

.. Tax Sheltered Annuities under Section 403(b) of the Code.

CG Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. CG

Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. CG Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored retirement plan.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. All tax reporting of distributions from Roth IRAs will indicate that the taxable amount is not determined.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, IRAs (excluding Roth IRAs) and TSAs require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan.

CG Life reserves the right to limit the availability of the Contract for use with any of the qualified plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:


                                 34  PROSPECTUS

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (applies only for IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, CG Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. CG Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from employer sponsored retirement plans, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, CG Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Section 1441 of the Code provides that CG

Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN").
ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity.


                                 35  PROSPECTUS

Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions.


ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Account. If an annuity is purchased inside of an Individual Retirement Account, then the annuitant must be the same person as the beneficial owner of the Individual Retirement Account. The death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the annuitant.


SIMPLIFIED EMPLOYEE PENSION IRA. Section 408(k) of the Code allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Section 408(p) of the Code allow eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Section 403(b) of the Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where CG
Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept Employee Retirement Income Security Act of 1974 (ERISA) funds in 403(b) contracts.


                                 36  PROSPECTUS

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

Lincoln Financial Distributors, Inc. ("LFD") formerly known as Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. LFD may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 8.50% of premium payments.


                                 37  PROSPECTUS

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub- account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a
Contract that are attributable to the hypothetical account. We may also disclose the effective yield of the Money Market variable sub- account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub- account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

We may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

For additional information regarding how we calculate performance data, please refer to the SAI.






                                 38  PROSPECTUS

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the eighteen sub-accounts available under the Contract for each fiscal year from each sub-account's commencement of operations through December 31, 2003. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.


                                                             ACCUMULATION UNIT       NUMBER OF ACCUMULATION
                                                            VALUE AT END OF YEAR      UNITS AT END OF YEAR
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
12/31/03                                                          $ 9.840                  170,857
12/31/02                                                          $ 7.874                  150,663
12/31/01                                                          $10.321                  210,443
12/31/00                                                          $14.152                  110,431
12/31/99                                                            -----                    -----
AIM V.I. BALANCED SUB-ACCOUNT
12/31/03                                                          $10.199                  536,528
12/31/02                                                          $ 8.885                  305,920
12/31/01                                                          $10.864                  239,619
12/31/00                                                          $12.434                   30,689
12/31/99                                                            -----                    -----
AIM V.I. BASIC VALUE SUB-ACCOUNT
12/31/03                                                          $11.342                  911,219
12/31/02                                                          $ 8.604                  741,121
12/31/01                                                          $11.202                  317,064
AIM V.I. BLUE CHIP SUB-ACCOUNT
12/31/03                                                          $ 6.070                  489,560
12/31/02                                                          $ 4.916                  320,383
12/31/01                                                          $ 6.748                  391,905
12/31/00                                                          $ 8.832                  126,000
12/31/99                                                            -----                    -----
 AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
12/31/03                                                          $22.019                4,758,005
12/31/02                                                          $17.233                5,803,419
12/31/01                                                          $23.094                7,767,145
12/31/00                                                          $30.517                9,917,533
12/31/99                                                          $34.720               11,571,957
12/31/98                                                          $24.337               14,259,245
12/31/97                                                          $20.678               16,027,198
12/31/96                                                          $18.467               16,934,302
12/31/95                                                          $15.924               13,216,713
1/31/95                                                           $11.736                7,513,807
12/31/94                                                          $12.380                        0
AIM V.I CAPITAL DEVELOPMENT SUB-ACCOUNT
12/31/03                                                          $11.794                  361,089
12/31/02                                                          $ 8.832                  278,905
12/31/01                                                          $11.385                  160,778
12/31/00                                                          $12.557                   55,567
12/31/99                                                            -----                    -----

                                 39  PROSPECTUS


AIM V.I. CORE EQUITY SUB-ACCOUNT
12/31/03                                                          $21.488                2,468,527
12/31/02                                                          $17.507                2,959,530
12/31/01                                                          $21.022                4,029,510
12/31/00                                                          $27.618                5,062,010
12/31/99                                                          $32,760                6,002,927
12/31/98                                                          $24.739                6,735,903
12/31/97                                                          $19.639                7,046,189
12/31/96                                                          $15.835                5,709,782
12/31/95                                                          $13.385                2,779,812
1/31/95                                                           $10.216                  622,513
1/31/94                                                             -----                     ----
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
12/31/03                                                          $ 4.812                  281,855
12/31/02                                                          $ 3.548                  151,723
12/31/01                                                          $ 5.304                  225,643
12/31/00                                                          $ 7.897                  194,934
12/31/99                                                            -----                     ----
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
12/31/03                                                          $14.831                1,370,673
12/31/02                                                          $13.763                1,532,143
12/31/01                                                          $13.637                2,065,944
12/31/00                                                          $13.346                2,628,864
12/31/99                                                          $13.430                3,534,878
12/31/98                                                          $13.885                4,464,714
12/31/97                                                          $13.588                4,695,148
12/31/96                                                          $12.591                4,290,852
12/31/95                                                          $11.585                3,747,828
12/31/95                                                          $ 9.931                2,442,031
1/31/94                                                           $10.749                        0
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT (2)
12/31/03                                                          $14.852                  316,352
12/31/02                                                          $12.648                  387,501
12/31/01                                                          $17.217                  529,475
12/31/00                                                          $24.218                  688,344
12/31/99                                                          $25.120                  789,220
12/31/98                                                          $19.066                  850,466
12/31/97                                                          $16.591                  921,883
12/31/96                                                          $13.826                  769,782
12/31/95                                                          $12.508                  571,320
1/31/95                                                           $10.235                  190,264
1/31/94                                                             -----                     ----
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
12/31/03                                                          $15.049                1,110,432
12/31/02                                                          $15.094                1,881,894
12/31/01                                                          $13.961                1,512,166
12/31/00                                                          $13.300                1,368,557
12/31/99                                                          $12.240                1,745,100
12/31/98                                                          $12.575                2,172,332
12/31/97                                                          $11.832                1,962,036
12/31/96                                                          $11.089                1,864,171
12/31/95                                                          $10.991                1,672,986
1/31/95                                                           $ 9.775                1,214,456
1/31/94                                                           $10.260                        0

                                 40  PROSPECTUS

AIM V.I. GROWTH SUB-ACCOUNT
12/31/03                                                          $16.222                3,199,929
12/31/02                                                          $12.530                3,772,887
12/31/01                                                          $18.400                5,125,987
12/31/00                                                          $28.214                6,760,943
12/31/99                                                          $35.970                8,060,152
12/31/98                                                          $26.960                9,036,202
12/31/97                                                          $20.376                9,603,064
12/31/96                                                          $16.281                9,484,547
12/31/95                                                          $13.978                7,342,011
1/31/95                                                           $10.491                4,337,355
1/31/94                                                           $11,448                        0
AIM V.I. HIGH YIELD SUB-ACCOUNT
12/31/03                                                          $ 8.745                  412,326
12/31/02                                                          $ 6.923                  146,264
12/31/01                                                          $ 7.453                  217,985
12/31/00                                                          $ 7.953                   20,047
12/31/99                                                            -----                    -----
AIM V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
12/31/03                                                          $16.612                2,661,698
12/31/02                                                          $13.047                3,218,006
12/31/01                                                          $15.684                4,180,583
12/31/00                                                          $20.794                5,561,441
12/31/99                                                          $28.640                6,796,498
12/31/98                                                          $18.723                8,137,165
12/31/97                                                          $16.434                9,290,316
12/31/96                                                          $15.578                9,121,429
12/31/95                                                          $13,156                6,249,610
1/31/95                                                           $10.738                5,124,627
1/31/94                                                           $12.296                        0
AIM V.I. MID CAP CORE EQUITY SUB-ACCOUNT
12/31/03                                                          $12.512                  550,759
12/31/02                                                          $ 9.962                  441,858
12/31/01                                                          $11.359                  150,681
AIM V.I. MONEY MARKET SUB-ACCOUNT
12/31/03                                                          $13.094                1,223,517
12/31/02                                                          $13.197                2,875,889
12/31/01                                                          $13.221                3,312,539
12/31/00                                                          $12.935                2,429,069
12/31/99                                                          $12.390                3,917,971
12/31/98                                                          $11.994                3,737,115
12/31/97                                                          $11.571                3,289,515
12/31/96                                                          $11.156                4,855,567
12/31/95                                                          $10.775                6,071,486
1/31/95                                                           $10.378                2,979,228
1/31/94                                                           $10.084                        0
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT (1)
12/31/03                                                          $ 8.518                   71,744
12/31/02                                                          $ 5.666                   51,824
12/31/01                                                          $10.466                   95,515
12/31/00                                                          $20.199                   28,437
12/31/99                                                            -----                    -----

                                 41  PROSPECTUS

AIM V.I. PREMIER EQUITY SUB-ACCOUNT
12/31/03                                                          $22.151                5,502,013
12/31/02                                                          $17.952                6,891,628
12/31/01                                                          $26.093                9,613,256
12/31/00                                                          $30.253               12,398,161
12/31/99                                                          $35.930               15,219,966
12/31/98                                                          $28.037               17,453,096
12/31/97                                                          $21.464               18,682,024
12/31/96                                                          $17.591               18,443,298
12/31/95                                                          $15.505               16,590,052
1/31/95                                                           $11.522                9,479,495
1/31/94                                                           $11.922                        0
INVESCO VIF-TECHNOLOGY SUB-ACCOUNT (1)
12/31/03                                                             ----                     ----
INVESCO VIF-UTILITIES SUB-ACCOUNT (2)
12/31/03                                                             ----                     ----



(1) Effective April 30, 2004, the AIM V.I. New Technology Sub-Account merged into the INVESCO VIF-Technology Sub-Account. Accordingly, on April 30, 2004, we transferred the value of the AIM V.I. New Technology Sub-Account to the INVESCO VIF-Technology Sub-Account.

(2) Effective April 30, 2004, the AIM V.I. Global Utilities Sub-Account merged into the INVESCO VIF-Utilities Sub-Account. Accordingly, on April 30, 2004, we transferred the value of the AIM V.I. Global Utilities Sub-Account to the INVESCO VIF-Utilities Sub-Account.




                                 42  PROSPECTUS

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The  following  is the  Table  of  Contents  for  the  Statement  of  Additional
Information:

--------------------------------------------------------------------------------
THE CONTRACTS--GENERAL PROVISIONS
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Loans
--------------------------------------------------------------------------------
  Non-Participating Contracts
--------------------------------------------------------------------------------
  Misstatement of Age
--------------------------------------------------------------------------------
  Assignment
--------------------------------------------------------------------------------
  Evidence of Survival
--------------------------------------------------------------------------------
  Endorsement of Annuity Payments
--------------------------------------------------------------------------------
INVESTMENT EXPERIENCE
--------------------------------------------------------------------------------
VARIABLE ACCUMULATION UNIT VALUE AND VARIABLE ACCUMULATION VALUE ADJUSTMENT
TABLES
--------------------------------------------------------------------------------
NET INVESTMENT FACTOR
--------------------------------------------------------------------------------
SAMPLE CALCULATIONS AND TABLES
--------------------------------------------------------------------------------
  Variable Account Calculations
--------------------------------------------------------------------------------
  Fixed Account Calculation--Withdrawal Charge and Market Value Adjustment
  Tables
--------------------------------------------------------------------------------
  Sample Calculations for Male Age 35 At Issue
--------------------------------------------------------------------------------
STATE REGULATION OF CG LIFE
--------------------------------------------------------------------------------
ADMINISTRATION
--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------
CUSTODY OF ASSETS
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
  Money Market Variable Sub-account Yield
--------------------------------------------------------------------------------
  Other Variable Sub-account Yields
--------------------------------------------------------------------------------
  Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Non-Standard Variable Sub-account Total Returns
--------------------------------------------------------------------------------
  Adjusted Historical Portfolio Performance
--------------------------------------------------------------------------------
LEGAL MATTERS
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
EXPERTS
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                 43  PROSPECTUS

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company

                                Mailing Address:

                             Customer Service Center
                                 P.O. Box 94039
                             Palatine, IL 60094-4039
                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                P.O. Box 94038
                             Palatine, IL 60094-4038
                             Telephone: 800-692-4682
                                Fax: 847-402-9543

This Statement of Additional Information ("Statement") supplements the information in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company ("CG Life" or the "Company") through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 2004, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.

This Statement is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

Except as otherwise noted, this Statement uses the same defined terms as the Prospectus.

                                                           Dated May 1, 2004



                                    Table of Contents



The Contracts -- General Provisions
        The Contracts
        Loans
        Non-Participating Contracts
        Misstatement of Age
        Assignment
        Evidence of Survival
        Endorsement of Annuity Payments

Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
        Variable Account Calculations
        Fixed Account Calculation-Withdrawal Charge and Market Value Adjustment Tables
        Sample Calculations for Male Age 35 at Issue
State Regulation of CG Life
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
        Money Market Variable Sub-account Yield
        Other Variable Sub-account Yields
        Standard Variable Sub-account Total Returns
        Non-Standard Variable Sub-account Total Returns
        Adjusted Historic Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements



In order to supplement the description in the Prospectus, the following provides additional information about CG Life and the Contracts which may be of interest to you, the Contract Owner.



                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, the application, and any applications for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.

Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.

Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment

During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have income tax consequences. You may not assign rights under Qualified Contracts.

Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life Annuity (fixed); Variable Life Annuity; Variable Life Annuity with Certain Period.

Endorsement of Annuity Payments

Allstate Life Insurance Company and Allstate Life Insurance Company of New York ("Allstate"), the administrator of the Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.





                              Investment Experience

On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each variable sub-account. The portion of your Annuity Account Value held in any variable sub-account equals the number of sub-account units allocated to a Contract multiplied by the sub-account accumulation unit value as described below.

        Variable Accumulation Unit Value and Variable Accumulation Value

When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the variable sub-accounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular sub-account by the Variable Accumulation Unit Value for that particular sub-account during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable sub-account was established at $10.00 for the first Valuation Period of the particular Variable sub-account. We determine the Variable Accumulation Unit Value for the particular variable sub-account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit Value for the particular variable sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Sub-account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable sub-account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each variable sub-account credited to the Variable Account for such Valuation Period. The variable accumulation value of each variable sub-account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each variable sub-account by the Variable Accumulation Unit Value of the particular variable sub-account for such Valuation Period.

                              Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a variable sub-account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any variable sub-account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a) is the net result of:

          (1) the net asset value of a Fund Portfolio share held in the variable sub-account determined as of the end of the Valuation Period, plus


          (2) the per share amount of any dividend or other distribution declared on the Fund portfolio shares held in the variable sub-account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Sub-account.

(b) is the net asset value of the Fund portfolio shares held in the variable sub-account determined as of the end of the preceding Valuation Period; and


(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

                         Sample Calculations and Tables

Variable Account Calculations

     Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund portfolio share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current total charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

     Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 ($13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552).
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

     Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular variable sub-account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.





Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values

Single premium....................................                   $100,000
Premium taxes.....................................                          0
Withdrawals.......................................                       None
Guaranteed period.................................                    5 years
Guaranteed interest rate..........................                         8%
Annuity date......................................                     Age 70
Index rate A......................................                       7.5%
Index rate B...................................... 8.00% end of policy year 1
                                                   7.75% end of policy year 2
                                                   7.00% end of policy year 3
                                                   6.50% end of policy year 4
Percentage adjustment to B........................                       0.5%




                           Surrender Value Calculation

             (1) (2) (3) (4) (5) (6) (7) Annuity Index Rate Adjusted Minimum
        Greater of Surrender Surrender
Contract Year   Value    Factor     Annuity Value  Value     (3) & (4)    Charge    Value
-------- ------- -------------   -------         ---------       -------        -------

1    $107,965    0.963640      $104,039     $102,965     $104,039      $5,950     $98,089
2    $116,567    0.993056      $115,758     $106,019     $115,758      $5,100    $110,658
3    $125,858    1.000000      $125,858     $109,165     $125,858      $4,250    $121,608
4    $135,891    1.004673      $136,526     $112,404     $136,526      $3,400    $133,126
5    $146,727    1.000000      $146,727     $115,742     $146,727      $2,550    $144,177



                            Annuity Value Calculation

Contract Year                                        Annuity Value
------------------------------------------------------------------
1........................................   $100,000 X 1.08 - $35 = $107,965
2........................................   $107,965 X 1.08 - $35 = $116,567
3........................................   $116,567 X 1.08 - $35 = $125,858
4........................................   $125,858 X 1.08 - $35 = $135,891
5........................................   $135,891 X 1.08 - $35 = $146,727



                          Surrender Charge Calculation

          (1)                            (2)                               (3)
          ---                            ---                               ---
        Surrender                   Surrender                 Surrender Contract Year
Charge Factor
Charge Factor        Charge
----------------------------------------------------------------------------------------------------
1........................        0.07                0.0595            $5,950
2........................        0.06                0.0510            $5,100
3........................        0.05                0.0425            $4,250
4........................        0.04                0.0340            $3,400
5........................        0.03                0.0255            $2,550
                                 ----                ------            ------


Market Value Adjustment Tables

                        Interest Rate Factor Calculation

         (1)                 (2)               (3)          (4)           (5)
        Index              Index             Adjusted                     (1+A)
Contract Year              Rate A            Rate B     Index Rate B       N  (1+B)
-----------------------------------------------------------------------------------------

1                     7.5%       8.00             8.50          4               0.963640
2                     7.5%       7.75             7.75          3               0.993056
3                     7.5%       7.00             7.50          2               1.000000
4                     7.5%       6.50             7.00          1               1.004673
5                     7.5%        NA                NA          0                     NA




                            Minimum Value Calculation

Contract Year                                     Minimum Value

---------------------------------------------------------------
1...................................  $100,000 X 1.03 - $35 = $102,965
2...................................  $102,965 X 1.03 - $35 = $106,019
3...................................  $106,019 X 1.03 - $35 = $109,165
4...................................  $109,165 X 1.03 - $35 = $112,404
5...................................  $112,404 X 1.03 - $35 = $115,742

                           State Regulation of CG Life

CG Life, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance also periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each Contract are at least equal to those required by such state.

                                 Administration

Allstate performs certain administrative functions relating to the Contracts, the fixed account, and the variable account. These functions include, among other things, maintaining the books and records of the Variable Account, the fixed account, and the sub-accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

                          Distribution of the Contracts

We are no longer offering new Contracts for sale. The Contracts have been sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents were registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Variable Account, Lincoln Financial Distributors, Inc. ("LFD"), Hartford, Connecticut. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. LFD also acts as the principal underwriter for certain other separate accounts. We pay commissions and other distribution compensation. Those payments will not be more than 8.50% of premium payments.

As of January 1, 1998, LFD, formerly Sagemark Consulting, formerly CIGNA Financial Advisors, Inc., a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets

We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the variable sub-accounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the variable sub-accounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its policy limit as of May 1, 2003, is $100,000,000.

                           Historical Performance Data

Money Market Variable Sub-account Yield

We may disclose the current annualized yield of the Money Market Variable Sub-account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of one unit of the Money Market Variable Sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Variable Sub-account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We calculate the effective yield by compounding the unannualized base period return according to the following formula:

        Effective Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1


The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

Other Variable Sub-account Yields

We may advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income that the variable sub-account generates over a specific 30-day period. Because the yield is annualized, the yield generated by a variable sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1)(6) - 1]

                                       cd

                                     Where:

a = net investment income earned during the period by the particular portfolio attributable to shares owned by the variable sub-account.

b = expenses accrued for the period.
c = the average daily number of accumulation  units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.


Because the Variable Account imposes charges and deductions, a variable sub-account's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the variable sub-accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a variable sub-account's actual yield.

Standard Variable Sub-account Total Returns

We may advertise or disclose annual average total returns for one or more of the variable sub-accounts for various periods of time. When a variable sub-account has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using variable sub-account Unit Values that we calculate on each Valuation Period. We base variable sub-account Unit Values on the performance of the Sub-account's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the variable sub-accounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:

                P(l + T)(to the power of n) = ERV

                Where:

                P = A hypothetical initial Premium Payment of $1,000.

                T = Average annual total return.

                n = Number of years in the period.

                ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).


Non-Standard Variable Sub-account Total Returns

We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

CTR = (ERV/P) - 1

                                     Where:

CTR = The cumulative total return net of variable sub-account recurring charges for the period.

             ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

             P = A hypothetical initial payment of $10,000

             Non-standard performance data will only be advertised if standard performance data is also disclosed.



Adjusted Historical Portfolio Performance

We may also disclose yield and total return for the Fund's Portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the Portfolios and the assumption that the variable sub-accounts were in existence for the same periods as those of the Portfolios, with some or all of the charges equal to those currently assessed against the variable sub-accounts.

We may also use advertisements that include hypothetical illustrations comparing the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.


                                  Legal Matters

Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws.


                               Legal Proceedings

Connecticut General Life Insurance Company is a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). Various CIGNA entities are defendants in several proposed class action lawsuits brought in federal and state courts against the managed care industry alleging violations under one or more of the Employment Retirement Income Security Act ("ERISA"), the Racketeer Influenced and Corrupt Organizations Act ("RICO") and various state laws. A Florida federal court is handling this multi-district litigation, which included the federal cases Shane
v. Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000) and Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), as well as the Illinois state suit Kaiser and Corrigan v. CIGNA Corporation, et al. (class of health care providers certified on March 29, 2001). In January 2004, the Florida federal court approved a settlement agreement between the physician class and CIGNA, and dismissed all claims by class members against CIGNA. In February 2004, some class members filed a notice of appeal of the court's approval of the settlement. If affirmed on appeal, the settlement would resolve for the Company and the plaintiffs all physician claims reflected in the multi-district litigation.

The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, CIGNA is responding to subpoenas concerning contractual relationships between pharmaceutical companies and CIGNA's health care operations.

In late 2002, several purported class action lawsuits were filed against CIGNA and certain of its officers by individuals seeking to represent a class of purchasers of CIGNA securities from May 2, 2001 to October 24, 2002. The complaints allege, among other things, that the defendants violated Section
10(b) of, and Rule 10b-5 under, the Securities Exchange Act of 1934 by misleading CIGNA shareholders with respect to the company's performance during the class period. Plaintiffs seek compensatory damages and attorneys' fees. In 2003, these suits were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. Securities Litigation. In January 2004, the court granted in part and denied in part defendants' motion to dismiss, and narrowed the scope of the case.

On November 7, 2002, a purported shareholder derivative complaint nominally on behalf of CIGNA was filed in the United States District Court for the Eastern District of Pennsylvania by Evelyn Hobbs. The complaint alleges breaches of fiduciary duty by CIGNA's directors, including, among other things, their "failure to monitor, investigate and oversee Cigna's management information system" and seeks compensatory and punitive damages. A similar complaint, filed on November 19, 2002 in the New Castle County (Delaware) Chancery Court by Jack Scott was dismissed by the plaintiff and refiled in the United States District Court for the Eastern District of Pennsylvania. The Hobbs and Scott cases are being coordinated in the United States District Court for the Eastern District of Pennsylvania by the same judge handling the In re CIGNA Corp. Securities Litigation.

In December 2002 and February 2003, purported class action lawsuits were filed against CIGNA and certain officers by individuals seeking to represent a class of participants in the CIGNA 401(k) Plan who allegedly suffered losses on investments in CIGNA stock from May 2, 2001 to the present. The complaints assert, among other things, that the same actions alleged in the shareholder suits violated ERISA. Plaintiffs seek compensatory damages, attorneys' fees and injunctive relief. In 2003, these actions were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. ERISA Litigation, and CIGNA has filed a motion to dismiss this case. The court has not certified a class in this matter.

On December 18, 2001, Janice Amara filed a purported class action lawsuit in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan who earned certain Plan benefits prior to 1998. The plaintiffs allege, among other things, that the Plan violated ERISA by impermissibly conditioning certain post-1997 benefit accruals on the amount of pre-1998 benefit accruals, that these conditions are not adequately disclosed to plan participants, and that the Plan's cash balance formula discriminates against older employees. The plaintiffs were granted class certification on December 20, 2002, and seek equitable relief.

CIGNA is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to CIGNA's consolidated results of operations, liquidity or financial condition.


                                     Experts

The consolidated financial statements of CG Life as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 that appear in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising CG Variable Annuity Separate Account as of December 31, 2003 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois, 60601-6779.



                              Financial Statements

The financial statements of the Sub-Accounts comprising the Variable Account as of December 31, 2003 and for each of the periods in the two year period then ended, the consolidated financial statements of CG Life as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements of CG Life included herein should be considered only as bearing upon the ability of the CG Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS



                                DECEMBER 31, 2003

                         Report of Independent Auditors

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.


PricewaterhouseCoopers, LLP

February 5, 2004, except for Note 4(A)
as to which the date is April 1, 2004



                   Connecticut General Life Insurance Company

                        Consolidated Statements of Income

---------------------------------------------------------------------------------- - -------------   --------------  ------------
(In millions)

For the years ended December 31,                                                          2003           2002         2001
                                                                                    --------------   --------------  ------------
Revenues
Premiums and fees                                                                   $        8,244   $        8,343  $      7,469
Net investment income                                                                        2,265            2,366         2,441
Other revenues                                                                                  19              616           465
Realized investment gains (losses)                                                              73             (155)         (225)
                                                                                    --------------   --------------  ------------
     Total revenues                                                                         10,601           11,170        10,150
                                                                                    --------------   --------------  ------------
Benefits, Losses and Expenses
Benefits, losses and settlement expenses                                                     6,603            8,409         6,380
Policy acquisition expenses                                                                     90              126            63
Other operating expenses                                                                     3,333            3,346         2,653
                                                                                    --------------   --------------  ------------
     Total benefits, losses and expenses                                                    10,026           11,881         9,096
                                                                                    --------------   --------------  ------------
Income (Loss) before Income Taxes (Benefits)                                                   575             (711)        1,054
                                                                                    --------------   --------------  ------------
Income taxes (benefits):
  Current                                                                                      130             (244)            7
  Deferred                                                                                      29              (19)          339
                                                                                    --------------   --------------  ------------
     Total taxes (benefits)                                                                    159             (263)          346
                                                                                    --------------   --------------  ------------
Net Income (Loss)                                                                   $          416   $         (448) $        708
                                                                                    ==============   ==============  ============
Net Income (Loss) Excluding Goodwill Amortization                                   $          416   $         (448) $        727
    in 2001 (Note 2)                                                                ==============   ==============  ============

The accompanying Notes to the Financial Statements are an integral part of these statements.







                  Connecticut General Life Insurance Company

                           Consolidated Balance Sheets


(In millions except share amount)


As of December 31,                                                                            2003                     2002
                                                                                         ------------             -------------
Assets
Investments:
  Fixed maturities, at fair value (amortized cost, $11,051; $22,041)                     $     12,113             $      23,649
  Securities supporting experience-rated pension policyholder                                                                --
     contracts, at fair value (amortized cost, $10,558 for 2003)                               11,222
  Equity securities, at fair value (cost, $6; $48)                                                 24                        52
  Mortgage loans                                                                                7,852                     7,974
  Policy loans                                                                                  1,567                     2,401
  Real estate                                                                                     141                       244
  Other long-term investments                                                                     598                       675
  Short-term investments                                                                           96                        45
                                                                                          -----------             -------------
       Total investments                                                                       33,613                    35,040
Cash and cash equivalents                                                                         572                       870
Accrued investment income                                                                         399                       443
Premiums, accounts and notes receivable                                                         1,341                     1,951
Reinsurance recoverables                                                                        6,498                     6,870
Deferred policy acquisition costs                                                                 276                       269
Property and equipment                                                                            875                       942
Deferred income taxes                                                                             507                       574
Goodwill                                                                                          645                       645
Other assets, including other intangibles                                                         161                       253
Separate account assets                                                                        34,356                    30,359
                                                                                         ------------             -------------
  Total assets                                                                           $     79,243             $      78,216
                                                                                         ============             =============
Liabilities
Contractholder deposit funds                                                             $     26,845             $      29,333
Future policy benefits                                                                          8,582                     8,984
Unpaid claims and claim expenses                                                                1,891                     1,915
Unearned premiums                                                                                 131                       124
                                                                                         ------------             -------------
  Total insurance and contractholder liabilities                                               37,449                    40,356
Accounts payable, accrued expenses and other liabilities                                        2,918                     3,166
Separate account liabilities                                                                   34,356                    30,359
                                                                                         ------------             -------------
  Total liabilities                                                                            74,723                    73,881
                                                                                         ------------             -------------
Contingencies - Note 18
Shareholder's Equity
Common stock (5,978,322 shares issued and outstanding)                                             30                        30
Additional paid-in capital                                                                      1,983                     1,983
Net unrealized appreciation, fixed maturities                              $        422                $   350
Net unrealized appreciation (depreciation), equity securities                        11                     (8)
Net unrealized appreciation (depreciation), derivatives                             (13)                     5
Net translation of foreign currencies                                                 1                     (1)
                                                                           ------------                -------
  Accumulated other comprehensive income                                                          421                       346
Retained earnings                                                                               2,086                     1,976
                                                                                         ------------             -------------
  Total shareholder's equity                                                                    4,520                     4,335
                                                                                         ------------             -------------
  Total liabilities and shareholder's equity                                             $     79,243             $      78,216
                                                                                         ============             =============

The accompanying Notes to the Financial Statements are an integral part of these statements.






                   Connecticut General Life Insurance Company

                 Consolidated Statements of Comprehensive Income
                       and Changes in Shareholder's Equity


(In millions)

For the years ended December 31,                            2003                     2002                        2001
                                                    ---------------------  -----------------------      ----------------------
                                                    Compre-     Share-      Compre-        Share-       Compre-        Share-
                                                    hensive    holder's      hensive      holder's       hensive      holder's
                                                     Income    Equity       Income        Equity        Income        Equity
                                                    -------    ----------  ---------      --------      --------      --------
Common Stock, end of year                                      $       30                 $     30                    $     30
                                                    -------    ----------  ---------      --------      --------      --------
Additional Paid-In Capital, beginning of year                       1,983                    1,133                       1,124
  Capital contributed by parent                                        --                      850                           9
                                                    -------    ----------  ---------      --------      --------      --------
Additional Paid-In Capital, end of year                             1,983                    1,983                       1,133
                                                    -------    ----------  ---------      --------      --------      --------
Accumulated Other Comprehensive Income, beginning                     346                      115                          34
 of year
  Net unrealized appreciation,
 fixed
     maturities                                     $    72            72  $     215           215      $     82            82
  Net unrealized appreciation (depreciation),
    equity securities                                    19            19         16            16            (3)           (3)
                                                    -------                ---------                    --------
  Net unrealized appreciation                            91                      231                          79
 on securities
  Net unrealized appreciation (depreciation),
     derivatives                                        (18)          (18)        (4)           (4)            9             9
  Net translation of foreign currencies                   2             2          4             4            (7)           (7)
                                                    --------               ---------                    --------
    Other comprehensive income                           75                      231                          81
                                                    -------    ----------  ---------      --------      --------      --------
Accumulated Other Comprehensive Income, end of                        421                      346                         115
 year
                                                    -------    ----------  ---------      --------      --------      --------
Retained Earnings, beginning of year                                1,976                    2,774                       2,474
  Net income (loss)                                     416           416       (448)         (448)          708           708
   Dividends declared                                                (306)                    (350)                       (408)
                                                    -------    ----------  ---------      --------      --------      --------
Retained Earnings, end of year                                      2,086                    1,976                       2,774
                                                    -------    ----------  ---------      --------      --------      --------
Total Comprehensive Income (Loss)                   $   491    $    4,520  $    (217)     $  4,335      $    789      $  4,052
   and Shareholder's Equity                         =======    ==========  =========      ========      ========      ========


The accompanying Notes to the Financial Statements are an integral part of these statements.








                   Connecticut General Life Insurance Company

                      Consolidated Statements of Cash Flows


(In millions)

For the years ended December 31,                                                          2003             2002           2001
                                                                                    -------------    ------------     -----------
Cash Flows from Operating Activities
Net income (loss)                                                                   $         416    $       (448)    $       708
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
     Insurance liabilities                                                                  (376)           1,317            (217)
     Reinsurance recoverables                                                                 170             178              91

     Deferred policy acquisition costs                                                         (7)             (8)            (28)

     Premiums  accounts and notes receivable                                                  165             (23)            (84)
     Other assets                                                                              87             (33)             55
     Accounts payable, accrued expenses and other liabilities                                (144)             59             185
     Current income taxes                                                                     501            (471)           (125)
     Deferred income taxes                                                                     29             (19)            339
     Realized investment (gains) losses                                                       (73)            155             225
     Depreciation and amortization                                                            165             155             153
     Gains on sales of businesses                                                             (84)            (73)           (201)

     Other, net                                                                                77             (65)            (76)
     Proceeds from sales and maturities of securities supporting experience-
        rated pension policyholder contracts, net of purchases                                867              --              --
                                                                                    -------------    ------------     -----------
     Net cash provided by operating activities                                              1,793             724           1,025
                                                                                    -------------    ------------     -----------
Cash Flows from Investing Activities
Proceeds from investments sold:
     Fixed maturities                                                                       6,802           3,275           1,792
     Mortgage loans                                                                           818           1,249             579
       Equity securities                                                                       19              11               6
     Other (primarily short-term investments)                                              17,134           9,607           6,599
Investment maturities and repayments:
     Fixed maturities                                                                       1,889           1,756           1,989
     Mortgage loans                                                                         1,223             849             550
Investments purchased:
     Fixed maturities                                                                      (8,809)         (8,327)         (5,054)
     Mortgage loans                                                                        (1,868)           (965)         (1,310)
     Equity securities                                                                        (43)             (3)             (1)
     Other (primarily short-term investments)                                             (17,390)         (8,512)         (6,877)
Property and equipment, net                                                                   (93)           (278)           (348)
                                                                                    -------------    ------------     -----------
     Net cash used in investing activities                                                   (318)         (1,338)         (2,075)
                                                                                    -------------    ------------     -----------
Cash Flows from Financing Activities
Deposits and interest credited to contractholder deposit funds                              7,575           8,468           8,536
Withdrawals and benefit payments from contractholder deposit funds                         (9,048)         (8,222)         (6,964)

Dividends paid to parent                                                                     (300)           (350)           (408)
Capital Contribution                                                                           --             850               2
                                                                                    -------------    ------------     -----------
     Net cash provided by (used in) financing activities                                   (1,773)            746           1,166
                                                                                    -------------    ------------     -----------
Net increase (decrease) in cash and cash equivalents                                         (298)            132             116
Cash and cash equivalents, beginning of year                                                  870             738             622
                                                                                    -------------    ------------     -----------
Cash and cash equivalents, end of year                                              $         572    $        870     $       738
                                                                                    =============    ============     ===========
Supplemental Disclosure of Cash Information:
     Income taxes paid (received), net                                              $        (372)   $        215     $       132
                                                                                    -------------    ------------     -----------



The accompanying Notes to the Financial Statements are an integral part of these statements.

Notes to the Financial Statements

Note 1 - Description of Business

Connecticut General Life Insurance Company (Connecticut General) and its subsidiaries provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services; and investment management. In addition, Connecticut General has an international operation that offers similar products to businesses and individuals in selected markets, and has certain inactive businesses including a run-off reinsurance operation. See Note 4(A) for information regarding the sale of the retirement business, which occurred on April 1, 2004. Connecticut General is an indirect wholly owned subsidiary of CIGNA Corporation (CIGNA).

Note 2 - Summary of Significant Accounting Policies

A.   Basis of Presentation
     ---------------------

The consolidated financial statements include the accounts of Connecticut General, all significant subsidiaries, and certain variable interest entities of which Connecticut General is the primary beneficiary. Intercompany transactions and accounts have been eliminated in consolidation.

These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

Certain reclassifications have been made to prior years' amounts to conform to the 2003 presentation.

B.   Recent Accounting Pronouncements
     --------------------------------

Consolidation. In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, "Consolidation of Variable Interest Entities," that provides criteria for consolidating certain entities based on majority ownership of expected losses or residual returns. In December 2003, the FASB postponed the required implementation date for certain entities to March 31, 2004. On that date, Connecticut General expects to record additional assets and liabilities, primarily associated with real estate joint ventures, of up to $70 million each, including $55 million of nonrecourse liabilities. In the unlikely event that all of the underlying assets of these entities had no value and all other participants in these entities failed to meet their obligations, Connecticut General estimates that its maximum exposure to loss at December 31, 2003 would approximate $75 million, representing Connecticut General's net investment in and additional commitments to these entities, including recourse liabilities. Connecticut General expects to recover the recorded amounts of its investments in variable interest entities.

Connecticut General currently consolidates certain variable interest entities for which an affiliate of Connecticut General serves as asset manager. At December 31, 2003, Connecticut General has recorded investments of approximately $195 million and nonrecourse liabilities of approximately $55 million for these entities, which issue investment products secured by commercial loan pools. Connecticut General also consolidates real estate joint ventures with assets of $20 million and nonrecourse liabilities of $5 million.

Derivative Instruments. In April 2003, the FASB issued an amendment to Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). Implementation of the SFAS No. 133 amendment in the third quarter of 2003 had no effect on Connecticut General's financial statements. In addition, the FASB finalized an implementation issue relating to SFAS No. 133, effective October 1, 2003.

The implementation issue and a recently issued Statement of Position (described below) address accounting for liabilities that provide contractholders with returns based on pools of investments, and each permits a one-time accounting reclassification of investment securities from available-for-sale to trading. In the fourth quarter of 2003, Connecticut General reclassified securities supporting experience-rated pension policyholder contracts associated with its retirement business to trading, and now reports these securities in a separate balance sheet caption. Under the experience-rating process, unrealized gains and losses recognized for these securities accrue to policyholders. Accordingly, the accounting reclassification did not affect Connecticut General's net income.

The implementation issue requires companies to recognize the fair value of an embedded derivative in contractholder liabilities. This embedded derivative reflects contractual features including the changes in credit risk of a pool of investments. The effect of implementing this requirement was not material to Connecticut General's financial statements. However, a portion of the liabilities reinsured in the Retirement sale may be impacted by changes in the values of related invested assets as a result of this requirement. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006. See Note 4 for information about the sale.

Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General's derivative financial instruments is included in Note 8(H).

Long-Duration Contracts. In July 2003, the American Institute of Certified Public Accountants issued a Statement of Position (SOP), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," for implementation in the first quarter of 2004.

The SOP addresses accounting for certain contractual features of investment-related and universal life contracts and for separate accounts. The cumulative effect of implementing the SOP in the first quarter of 2004 is expected to reduce net income by approximately $125 million, of which $120 million results from recording liabilities for certain experience-rated pension policyholder contracts based on the appreciated value of associated pools of investments, primarily mortgage loans. The remaining cumulative effect results from implementing the SOP's requirements applicable to universal life contracts and separate accounts.

Connecticut General's accounting for reinsurance of guaranteed minimum death benefits and guaranteed minimum income benefits is not affected by the provisions of the SOP.

Goodwill and other intangible assets. As of January 1, 2002, Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

In accordance with the standard, Connecticut General ceased goodwill amortization on January 1, 2002. Although goodwill is no longer amortized, SFAS No. 142 requires goodwill and certain intangible assets to be evaluated for impairment at least annually, and written down through earnings when impaired. At implementation, Connecticut General's evaluation of its goodwill, based on discounted cash flow analyses, resulted in no impairment loss. Connecticut General's annual evaluation of its goodwill and intangible assets during 2003 and 2002 also resulted in no impairment loss.

For comparative purposes, net income excluding goodwill amortization was $727 million for the year ended December 31, 2001. Goodwill amortization is attributable to the Health Care segment.

Impairment of long-lived assets. As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and reclassified real estate of $90 million to "held and used" from "held for sale". Adoption of SFAS No. 144 did not have a material effect on Connecticut General's consolidated financial statements. See Note 2(D) for further information regarding the accounting treatment of Connecticut General's real estate investments.

C.   Financial Instruments
     ---------------------

In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include:

o various investments (such as fixed maturities, securities supporting experience-rated pension policyholder contracts and equity securities); and

o    off-balance-sheet   instruments   (such  as  investment  and  certain  loan
     commitments and financial guarantees).

These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

Most financial instruments that are subject to fair value disclosure requirements are carried in the financial statements at amounts that approximate fair value. The following table shows the fair values and carrying values of Connecticut General's financial instruments not carried at fair value, at the end of 2003 and 2002:


 (In millions)                 2003                      2002
                          ---------------------  --------------------
                           Fair       Carrying    Fair     Carrying
                           Value        Value     Value      Value
                          ---------------------  --------------------

 Mortgage loans           $  8,429    $  7,852   $  8,789  $    7,974
  Contractholder
  deposit funds,
  excluding
  universal

  life products           $ 19,101    $ 18,689   $ 20,863  $   20,225


Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D.   Investments
     -----------

A significant portion of Connecticut General's investment assets is attributable to experience-rated pension policyholder contracts associated with the retirement business. Under the experience-rating process for pension contracts, net investment income and other revenues on these assets generally accrue to policyholders and are primarily offset by amounts included in benefits, losses and settlement expenses. Realized and unrealized investment gains and losses on these assets are reported net of amounts that accrue to pension policyholders. See Note 2(B) for a discussion of Connecticut General's 2003 reclassification of securities supporting experience-rated pension policyholder contracts.

Realized and unrealized investment gains and losses are also reported net of amounts to adjust future policy benefits for certain annuities that would be required had related investments been sold at their current fair values.

Fixed maturities, equity securities and securities supporting experience-rated pension policyholder contracts. Fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. Equity securities include common and non-redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value with changes in fair value recorded in shareholders' equity. Fixed maturities and equity securities are considered impaired, and their cost basis is written down to fair value through earnings, when management expects a decline in value to persist (i.e. the decline is "other than temporary").

Securities supporting experience-rated pension policyholder contracts include fixed maturities and equity securities. Beginning October 1, 2003, these securities are classified as trading and are carried at fair value, with changes in fair value reported in other revenues. Under the experience-rating process, results generally accrue to policyholders and are offset by amounts reported in benefits, losses and settlement expenses.

Mortgage loans. Mortgage loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Connecticut General estimates the fair value of the underlying collateral primarily using internal appraisals. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

Real estate. Investment real estate can be "held and used" or "held for sale." As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and accounts for real estate as follows:

o Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of mortgage loans. Connecticut General carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.
o Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.
o Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third party appraisals.

Real estate acquired through the foreclosure of mortgage loans prior to implementation of SFAS No. 144 was generally classified as "held for sale." At the time of foreclosure, properties are reclassified from mortgage loans to real estate. Connecticut General rehabilitates, re-leases and sells foreclosed properties. This process usually takes from 2 to 4 years unless management considers a near-term sale preferable.

Short-term investments. Connecticut General classifies short-term investments as available for sale and carries them at fair value, which approximates cost.

Policy loans. Policy loans are carried at unpaid principal balances.

Other long-term investments. Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value. Investments in unconsolidated entities in which Connecticut General has significant influence are carried at cost plus Connecticut General's ownership percentage of reported income or loss. These entities include partnerships and limited liability companies holding real estate and securities.

Net investment income. When interest and principal payments on investments are current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income when interest payments are delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are actually received.

Investment gains and losses. Realized investment gains and losses are net of policyholder share and result from sales, investment asset write-downs and changes in valuation reserves based on specifically identified assets.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value are included in accumulated other comprehensive income (loss), net of policyholder share and deferred income taxes.

Beginning October 1, 2003, changes in the fair values of securities supporting experience-rated pension policyholder contracts are reported in other revenues.

Derivative financial instruments. Note 8(H) discusses Connecticut General's accounting policies for derivative financial instruments.

E.   Cash and Cash Equivalents
     -------------------------

Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

F.   Reinsurance Recoverables
     ------------------------

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers and are recorded net of amounts management believes will not be received.

G.   Deferred Policy Acquisition Costs
     ---------------------------------

Acquisition costs consist of incentive payments, commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways. Acquisition costs for:

o Contractholder deposit funds and universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.
o Annuity and other individual life insurance and group health indemnity products are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.
o    Other products are expensed as incurred.

Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H.   Property and Equipment
     ----------------------

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified, solely to meet Connecticut General's internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $475 million at December 31, 2003, and $466 million at December 31, 2002.

Most of the unamortized internal-use software costs relate to Connecticut General's health care business, which is currently engaged in a multi-year project to convert to newly designed systems and processes to support business growth and service to customers. Connecticut General has incurred total costs for this project of approximately $1.1 billion from 1999 through 2003, of which $460 million has been capitalized and $640 million has been expensed as incurred. Accumulated amortization of capitalized amounts for this project was $41 million at December 31, 2003, and $15 million at December 31, 2002.

Capitalized costs for this multi-year project are amortized over a 7.5 year period. The amounts of amortization will increase as additional members are migrated to the new systems.

For other capitalized costs, Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset.

Accumulated depreciation and amortization on property and equipment was $935 million at December 31, 2003 and $827 million at December 31, 2002.

As explained in Note 17, Connecticut General allocates a portion of amounts expensed or amortized to its affiliates.

I.   Goodwill
     --------

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets," and ceased goodwill amortization as of January 1, 2002. Connecticut General evaluates goodwill for impairment annually based on discounted cash flow analyses and writes it down through earnings when impaired.

J.   Other Assets, including Other Intangibles
     -----------------------------------------

Other assets consist primarily of various insurance-related assets. Connecticut General's other intangible assets are primarily purchased customer lists and provider contracts. Connecticut General amortizes other intangibles on a straight-line basis over ten year periods. Management revises amortization periods if it believes there has been a change in the length of time that an intangible asset will continue to have value.

The gross carrying value of Connecticut General's other intangible assets was $27 million at December 31, 2003 and 2002. The accumulated amortization was $19 million at December 31, 2003 and $17 million at December 31, 2002.

K.   Separate Accounts
     -----------------

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including at December 31, 2002 assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General's other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General's revenues and expenses. Fees earned for asset management services are reported in premiums and fees.

The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

L.   Contractholder Deposit Funds
     ----------------------------

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of changes in fair value of related investment assets and, for universal life fund balances, mortality charges.

M.   Unpaid Claims and Claim Expenses
     --------------------------------

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages, primarily health and life, for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses in the period in which the change in estimate is identified.

N.   Future Policy Benefits
     ----------------------

Future policy benefits are liabilities for the present value of estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for life and disability insurance benefits, annuity contracts and guaranteed minimum death benefit contracts.

Obligations for life and disability insurance policies represent benefit contracts to be paid to policyholders, net of future premiums to be received. Obligations for annuities represent fixed monthly benefits to be paid to a group of individuals over their remaining lives. These obligations are estimated based on assumptions as to premiums, interest rates, mortality, morbidity and surrenders, allowing for adverse deviation. Mortality, morbidity and surrender assumptions are based on either Connecticut General's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering Connecticut General's experience and future expectations, and range from 2% to 10%. Obligations for certain annuities include adjustments for amounts that would be required had related investments been sold at their current fair values.

Certain specialty life reinsurance contracts guarantee a minimum death benefit under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the annuitant's account values (based on underlying equity and bond mutual fund investments.) These obligations are estimated based on assumptions and other considerations for lapse, partial surrenders, mortality, interest rates, market volatility as well as investment returns and premiums, consistent with the requirements of generally accepted accounting principles when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering Connecticut General's experience and future expectations. The results of futures contracts are reflected in the liability calculation as a component of investment returns. See also Note 5 for additional information.

O.   Unearned Premiums
     -----------------

Premiums for group life and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P.   Other Liabilities
     -----------------

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. (See Note 8(H)).

Q.   Translation of Foreign Currencies
     ---------------------------------

Connecticut General generally conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R.   Premiums and Fees, Revenues and Related Expenses
     ------------------------------------------------

Premiums for group life and health insurance coverages are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

o Net investment income on assets supporting investment-related products is recognized as earned.
o Fair value changes of securities supporting experience-rated pension policyholder contracts are recognized in other revenues each period.
o Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year and recognized as earned in premiums and fees.

Benefits, losses and settlement expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions and policyholder share of other revenues.

Revenue for universal life products is recognized as follows:

o Net investment income on assets supporting universal life products is recognized as earned.
o    Fees for mortality are recognized ratably over the policy year.
o    Administration fees are recognized as services are provided.
o    Surrender charges are recognized as earned.

Benefits, losses and settlement expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided.

S.   Participating Business
     ----------------------

Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 4% of Connecticut General's total life insurance in force at the end of 2003, approximately 6% at the end of 2002 and approximately 7% at the end of 2001.

T.   Income Taxes
     ------------

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 12 contains detailed information about Connecticut General's income taxes.

Note 3 - Segment Reporting

In 2003, Connecticut General changed its segment presentation to report its health care operations as a separate reporting segment. In addition, Connecticut General has renamed its segments as Health Care, Retirement, Run-off Reinsurance and Other Operations.

As a result of losses on guaranteed minimum death benefit contracts recognized in 2002 (see Note 5), Connecticut General placed the run-off reinsurance operations (previously reported in Other Operations) into a separate reporting segment.

Prior period amounts have been reclassified to conform to this presentation.

See Note 16 for additional information.

Note 4 - Dispositions

Connecticut General may from time to time acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

A.   Sale of Retirement Business - Subsequent Event
     ----------------------------------------------

On April 1, 2004, CIGNA sold its retirement business underwritten by Connecticut General, excluding the corporate life insurance business. The sale included reinsurance of approximately $50 billion of liabilities and a dividend of approximately $900 million of assets. A portion of the reinsured liabilities may be impacted by changes in the values of related invested assets as a result of derivatives accounting requirements. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006.

B.   Sale of Portions of U.S. Life Reinsurance Business
     --------------------------------------------------

In 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for an after-tax gain of approximately $85 million, which was deferred because the sale was structured as an indemnity reinsurance arrangement.

During 2002 and 2001, the acquirer entered into agreements with the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $3 million after-tax of the deferred gain in 2002 and $69 million after-tax in 2001. In addition to the accelerated gain recognition, Connecticut General recognized normal amortization of $9 million after-tax in 2001. The remaining deferred gain as of December 31, 2001, was not material.

Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance businesses) into run-off and has stopped underwriting new reinsurance business. See also Notes 5 and 14 for further discussions related to the Run-off Reinsurance segment.

C.   Sale of Individual Life Insurance and Annuity Business
     ------------------------------------------------------

In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $800 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). This gain reflects an increase of $23 million after-tax resulting from an account review in 2003. Connecticut General recognized $54 million after-tax of the deferred gain in 2003, which included an additional $13 million after-tax as a result of this review. Connecticut General recognized $48 million after-tax of the deferred gain in 2002 and $52 million after-tax in 2001. The remaining deferred gain as of December 31, 2003, was $252 million after-tax.

Note 5 - Charges for the Run-off Reinsurance Segment

A.   Losses on Guaranteed Minimum Death Benefit Contracts
     ----------------------------------------------------

In 2003, Connecticut General recognized an after-tax charge of $286 million ($441 million pre-tax) related to a review of reserves for guaranteed minimum death benefit contracts. In 2002, Connecticut General recognized an after-tax charge of $720 million ($1.1 billion pre-tax) to strengthen reserves for, and to adopt a program to substantially reduce equity market risks related to these contracts.

Connecticut General's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. Death benefits under the annuity contracts reinsured by Connecticut General are determined using various methods.

The majority of Connecticut General's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on an annuitant's contract anniversary date. Under this type of death benefit, Connecticut General is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of an annuitant's death. Other annuity designs that Connecticut General reinsured guarantee that the benefit received at death will be no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract. In periods of declining equity markets and in periods of flat equity markets following a decline, Connecticut General's liabilities for these guaranteed minimum death benefits increase.

Connecticut General had future policy benefit reserves for these guaranteed minimum death benefit contracts of approximately $1.2 billion as of December 31, 2003, and approximately $1.4 billion as of December 31, 2002.

Management estimates reserves for variable annuity death benefit exposures based on assumptions and other considerations, including lapse, partial surrender, mortality, interest rates and volatility. These are based on Connecticut General's experience and future expectations. Connecticut General monitors actual experience to update these reserve estimates as necessary.

Lapse refers to the full surrender of an annuity prior to an annuitant's death. Partial surrender refers to the fact that most annuitants have the ability to withdraw substantially all of their mutual fund investments while retaining any available death benefit coverage in effect at the time of the withdrawal. Volatility refers to market volatility that affects the costs of the program adopted by Connecticut General to reduce equity market risks associated with these liabilities.

The determination of reserves for variable annuity death benefits requires Connecticut General to make critical accounting estimates. Management believes the current assumptions and other considerations used to estimate reserves for these liabilities are appropriate.
However, if actual experience differs from the assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating these reserves, the resulting change could have a material adverse effect on Connecticut General's consolidated results of operations, and in certain situations, could have a material adverse effect on Connecticut General's financial condition.

The $286 million after-tax reserve increase in 2003 included a charge relating to both actual and projected future partial surrenders, as well as updates to other assumptions such as mortality.

As a result of equity market declines and volatility in 2002, Connecticut General evaluated alternatives for addressing the exposures associated with these reinsurance contracts, considering the possibility of continued depressed equity market conditions, the potential effects of further market declines and the impact on future earnings and capital. As a result of this evaluation, Connecticut General implemented a program to substantially reduce the equity market exposures of this business by selling exchange-traded futures contracts and, potentially, other instruments, which are expected to rise in value as the equity market declines and decline in value as the equity market rises.

The purpose of this program is to substantially reduce the adverse effects of potential future stock market declines on Connecticut General's liabilities for certain reinsurance contracts, as increases in liabilities under the reinsurance contracts from a declining market will be substantially offset by gains on the futures contracts. A consequence of this program is that it also substantially reduces the positive effects of potential future equity market increases, as reductions in liabilities under these contracts from improved equity market conditions will be substantially offset by losses on the futures contracts.

The $720 million after-tax charge in 2002 consisted of:

o $620 million after-tax, principally reflecting the reduction in assumed future equity market returns as a result of implementing the program and, to a lesser extent, changes to the policy lapse, mortality, market volatility and interest rate assumptions used in estimating the liabilities for these contracts. Connecticut General determines liabilities under the reinsurance contracts using an assumption for expected future performance of equity markets. A consequence of implementing the program is, effectively, a reduction in the assumption for expected future performance of equity markets, as the futures contracts essentially eliminate the opportunity to achieve previously expected market returns; and

o $100 million after-tax reflecting deterioration in equity markets that occurred in the third quarter of 2002 (prior to implementation of the program).

During 2003, Connecticut General added foreign-denominated, exchange-traded futures contracts and foreign currency forward contracts to this program to reduce international equity market risks associated with this business. To support its program to reduce equity risks associated with this business, Connecticut General expects to adjust the futures and forward contract positions and enter into other positions over time, to reflect changing equity market levels and changes in the investment mix of the underlying variable annuity investments.

Connecticut General recorded pre-tax losses of $550 million for 2003 and pre-tax gains of $87 million in 2002 from futures and forwards contracts. Expense offsets reflecting corresponding changes in liabilities for these guaranteed minimum death benefit contracts are included in benefits, losses and settlement expenses.

As of December 31, 2003, the aggregate fair value of the underlying mutual fund investments was approximately $52.5 billion. The death benefit coverage in force as of that date (representing the amount that Connecticut General would have to pay if all 1.4 million annuitants had died on that date) was approximately $12.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments. The notional or face amount of the futures and forward contract positions held by Connecticut General at December 31, 2003, was $1.8 billion.

Connecticut General has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. See Note 18(B) for further information.

B.   Other Reinsurance Charges
     -------------------------

Connecticut General also recognized an after-tax charge of $143 million ($220 million pre-tax) in 2002 for Unicover and other run-off reinsurance exposures. For further information on these charges, see Note 14.

Note 6 - Restructuring Programs

A.   Fourth Quarter 2002 Programs
     ----------------------------

In 2002, Connecticut General adopted a restructuring program primarily to realign the organizational structure and operations of its health care business. As a result, Connecticut General recognized during 2002, in operating expenses, a net after-tax charge of $74 million ($114 million pre-tax) in the Health Care segment. These amounts reflect a reduction in costs of $1 million after-tax ($2 million pre-tax) for other postretirement benefits for employees terminated in 2002. This benefit cost reduction continued in 2003 as employees were terminated.

During 2003, Connecticut General reduced the remaining liability for this program by $10 million after-tax ($16 million pre-tax). These reductions were primarily due to higher than expected attrition (which did not result in severance benefits or costs) and lower costs relating to outplacement and other services.

This restructuring program was substantially completed in the fourth quarter of 2003. The table below shows Connecticut General's restructuring activity (pre-tax) related to severance and real estate for this program:

----------------------------------------------------------------
                                 Severance
                           No. of             Real    Remaining
(Dollars in millions)   Employees     Cost    Estate  Liability
----------------------------------------------------------------
Fourth quarter 2002        2,870   $   87   $    29   $    116
 Charge
Fourth quarter 2002
 activity:
  Employees                 (480)      (2)                  (2)
  Lease costs                                    --         --
                        ----------------------------------------
Balance as of              2,390       85        29        114
 December 31, 2002
2003 activity:
  Employees               (1,864)     (59)                 (59)
  Lease costs                                    (7)        (7)
  Reduction of
      Remaining balance    (487)*     (15)       (1)       (16)
                        -----------------------------------------
Balance as of
 December 31, 2002           39    $   11   $    21   $     32
                        =========================================
*Due to higher than expected attrition.

B.   Fourth Quarter 2001 Program
     ---------------------------

In 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses an after-tax charge of $26 million ($40 million pre-tax) primarily in the Health Care segment.

This restructuring program was substantially completed in the fourth quarter of 2002. The table below shows Connecticut General's restructuring activity (pre-tax) for the program:


                                        Severance
                                    No. of               Real      Remaining
(Dollars in millions)              Employees   Cost     Estate     Liability
-----------------------           ----------   -----    -------   -----------
Fourth quarter  2001                   1,250   $  20    $    20   $        40
  charge

Fourth quarter 2001 activity:
  Employees                             (180)     (2)                      (2)

  Lease costs                                                (1)           (1)
  Asset write-downs                                          (5)           (5)
-----------------------           ----------   -----    -------   -----------
 Balance as of                         1,070      18         14            32
 December 31, 2001
2002 activity:
  Employees                             (970)    (15)                     (15)
  Lease costs                                                --            --
  Adjustment of
   remaining balance                               3         (3)           --
-----------------------           ----------   -----    -------   -----------

Balance as of                            100       6         11            17
   December 31, 2002
2003 activity:
  Employees                             (100)     (6)                      (6)
  Lease costs                                                (4)           (4)
  Reduction of
   remaining balance                      --      --         (2)           (2)
-----------------------           ----------   -----    -------   -----------
Balance as of
December 31, 2003                         --   $  --    $     5   $         5
-----------------------           ==========   =====    =======   ===========

In the fourth quarter of 2003, Connecticut General reduced its remaining liability for this program by $2 million pre-tax ($1 million after-tax) resulting from favorable sublet activity.

Note 7 - Events of September 11, 2001

As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. During the fourth quarter of 2002, Connecticut General revised its estimate of these liabilities associated with the events of September 11, 2001, and recognized an after-tax gain of $2 million.

Note 8 - Investments

Connecticut General's investments, as recoded on the balance sheet, include policyholder share. See Note 2(D) for discussion of the investment gains and losses associated with policyholder share.

A.   Fixed Maturities and Equity Securities
     --------------------------------------

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2003:

-----------------------------------------------------------
(In millions)                        Amortized        Fair
                                          Cost       Value
-----------------------------------------------------------
Due in one year or less           $         495  $      516
Due after one year through five
 years                                    3,132       3,343
Due after five years through ten
 years                                    3,296       3,560
Due after ten years                       2,563       3,051
Mortgage- and other asset-backed
 securities                               1,565       1,643
                                  -------------  ----------
Total                             $      11,051  $   12,113
                                  =============  ==========

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities by type of issuer is shown below. Amounts for 2003 reflect the reclassification to trading of securities supporting experience-rated pension policyholder contracts. The changes in fair value of securities supporting pension policyholder contracts are reported through other revenues.

-------------------------------------------------------------------
                                  December 31, 2003
-------------------------------------------------------------------
(In millions)      Amortized   Unrealized   Unrealized     Fair
                      Cost    Appreciation Depreciation   Value
-------------------------------------------------------------------
Federal            $      565 $       170  $       --     $     735
 government and
 agency
State and local
 government                93          10           --          103
Foreign
 government               291          32            (1)        322
Corporate               8,433         805           (32)      9,206
Federal agency
 mortgage-backed          177           2            (1)        178
Other
 mortgage-backed          468          28            (3)        493
Other
 asset-backed           1,024          61            (9)      1,076
                   ---------- -----------  ------------   ---------
Total              $   11,051 $     1,108  $        (46)  $  12,113
                   ========== ===========  ============   =========

-------------------------------------------------------------------
                                  December 31, 2002
-------------------------------------------------------------------
(In millions)      Amortized   Unrealized   Unrealized     Fair
                      Cost    Appreciation Depreciation   Value
-------------------------------------------------------------------
Federal            $      790 $       249  $         --   $   1,039
 government and
 agency
State and local
 government               165          20            --         185
Foreign
 government               295          41            --         336
Corporate              15,765       1,265          (180)     16,850
Federal agency
 mortgage-backed          987          31            --       1,018
Other
 mortgage-backed        1,996         100            (5)      2,091
Other
 asset-backed           2,043         132           (45)      2,130
                   ---------- -----------  ------------   ---------
Total              $   22,041 $     1,838  $       (230)  $  23,649
                   ========== ===========  ============   =========


As of December 31, 2003, Connecticut General had commitments to purchase $14 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

Review of Declines in Fair Value. Management reviews fixed maturities and equity securities for impairment based on criteria that include:

o    length of time of decline;

o    financial health and specific near term prospects of the issuer; and

o changes in the regulatory, economic or general market environment of the issuer's industry or geographic region.

As of December 31, 2003, fixed maturities with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

-------------------------- ------------ ------------ ----------------
(In millions) Amortized Unrealized
                                  Fair
                                 Value         Cost     Depreciation
-------------------------- ------------ ------------   --------------
One year or less:
   Investment grade        $     1,440  $      1,472   $          (32)
   Below investment
   grade                   $        78  $         85   $           (7)
More than one year:
   Investment grade        $        64  $         66   $           (2)
   Below investment
   grade                   $        70  $         75   $           (5)
-------------------------- -----------  ------------   --------------

There were no equity securities with a material decline in fair value from cost at December 31, 2003. See Note 10(B) for discussion of impairments included in realized gains and losses.

B.   Securities Supporting Experience-Rated Pension Policyholder Contracts
     ---------------------------------------------------------------------

At December 31, 2003, securities supporting experience-rated pension policyholder contracts included fixed maturities of $11.2 billion and equity securities of $5 million. The change in the net holding gain or loss on these securities held at December 31, 2003 was a pre-tax net loss of $174 million, and was reported in other revenues. The change in fair values of securities supporting experience-rated pension policyholder contracts sold during 2003, was a pre-tax net gain of $48 million. See Note 2(B) for discussion of reclassification.

As of December 31, 2003, Connecticut General had commitments to purchase $35 million of securities supporting experience-rated pension policyholder contracts. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

C.   Mortgage Loans, Real Estate and Other Long-term Investments
     -----------------------------------------------------------

Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property's value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-----------------------------------------------------------------
(In millions)                           2003           2002
-----------------------------------------------------------------
Mortgage loans                     $        7,852  $        7,974
                                   --------------  --------------
Real estate:
   Held for sale                               --              18
   Held and used                              141             226
                                   --------------  --------------
Total real estate                             141             244
                                   --------------  --------------

Total                              $        7,993  $        8,218
                                   ==============  ==============

At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:

-------------------------------------------------------------------
(In millions)                          2003            2002
-------------------------------------------------------------------
Property type
Office buildings                   $      3,057      $        3,563
Retail facilities                         1,956               2,100
Apartment buildings                         968               1,063
Hotels                                      953                 567
Industrial                                  830                 722
Other                                       229                 203
                                   ------------      --------------
Total                              $      7,993      $        8,218
                                   ============      ==============
Geographic region
Central                            $      1,947      $        2,136
Pacific                                   1,880               1,826
South Atlantic                            1,770               1,725
Middle Atlantic                           1,180               1,280
Mountain                                    754                 776
New England                                 462                 475
                                   ------------      --------------
Total                              $      7,993      $        8,218
                                   ============      ==============

Mortgage loans. At December 31, 2003, scheduled mortgage loan maturities were as follows: $773 million in 2004, $918 million in 2005, $1.1 billion each in 2006 and 2007, and $4.0 billion thereafter.

Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

As of December 31, 2003, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $281 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region. Connecticut General expects to disburse 95% of the committed amounts in 2004.

At December 31, impaired mortgage loans and valuation reserves, including policyholder share, were as follows:

------------------------------------------------------------------
(In millions)                           2003            2002
------------------------------------------------------------------
Impaired loans with no valuation    $         261   $          198
 reserves
Impaired loans with valuation
 reserves                                     102               41
                                    -------------   --------------
Total impaired loans                          363              239
Less valuation reserves                        18               10
                                    -------------   --------------
Net impaired loans                  $         345   $          229
                                    =============   ==============

During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

------------------------------------------------------------------
(In millions)                            2003            2002
------------------------------------------------------------------
Reserve balance - January 1         $         10    $           14
Charge-offs upon sales                        --               (27)
Net change in reserves                         8                23
                                    ------------    --------------
Reserve balance - December 31       $         18    $           10
                                    ============    ==============

Impaired mortgage loans, before valuation reserves, averaged approximately $297 million in 2003, and $249 million in 2002. Interest income recorded (cash received) on impaired loans was approximately $26 million in 2003 and $14 million in 2002.

During 2003, Connecticut General refinanced approximately $93 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternative financing. Connecticut General refinanced $82 million during 2002.

Real estate and other long-term investments. During 2003 and 2002, non-cash investing activities did not include any real estate acquired through foreclosure of mortgage loans, compared to $102 million for 2001. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $100 million at the end of 2003, compared to $94 million at the end of 2002. Net investment income from real estate held for sale (including policyholder share) was $1 million for 2003, $4 million for 2002 and $8 million for 2001. After-tax write-downs upon foreclosure and changes in valuation reserves (excluding policyholder share) were $1 million for 2003, $11 million for 2002 and $4 million for 2001.

As of December 31, 2003, Connecticut General had commitments to contribute additional equity of $63 million to existing real estate joint ventures that are diversified by property type and geographic region, and $60 million to existing security partnerships that hold securities which are diversified by issuer and maturity date. Connecticut General expects to disburse approximately 76% of the committed amounts in 2004.

D.   Short-Term Investments and Cash Equivalents
     -------------------------------------------

Short-term investments and cash equivalents included corporate securities of $180 million, other asset-backed securities of $126 million, and federal government securities of $100 million at December 31, 2003. Connecticut General's short-term investments and cash equivalents at December 31, 2002 included corporate securities of $329 million, federal government securities of $162 million and other asset backed securities of $143 million.

E.   Net Unrealized Appreciation (Depreciation) on Investments
     ---------------------------------------------------------

At December 31, unrealized appreciation (depreciation) on fixed maturities and equity securities was as follows:

----------------------------------------------------------------
(In millions)                            2003           2002
----------------------------------------------------------------
Unrealized appreciation:
 Fixed maturities                 $       1,108    $       1,838
 Equity securities                           18                5
                                  -------------    -------------
                                          1,126            1,843
                                  -------------    -------------
Unrealized depreciation:
 Fixed maturities                           (46)            (230)
 Equity securities                           --               (1)
                                  -------------    -------------
                                            (46)            (231)
                                  -------------    -------------
                                          1,080            1,612
Less policyholder-share                     411            1,085
                                  -------------    -------------
Shareholder net unrealized
 appreciation                               669              527
Less deferred income taxes                  236              185
                                  -------------    -------------
Net unrealized appreciation       $         433    $         342
                                  =============    =============

F.   Non-Income Producing Investments
     --------------------------------

As of December 31, the carrying values of investments, that were non-income producing during the preceding twelve months are shown below. These amounts include policyholder share except for fixed maturities reclassified to securities supporting experience-rated pension policyholder contracts in 2003.

--------------------------------------------------------------
(In millions)                          2003            2002
--------------------------------------------------------------
Fixed maturities                  $        21     $         42
Mortgage loans                              1               --
Real estate                                --               39
Other long-term investments               179              105
                                  -----------     ------------
Total                             $       201     $        186
                                  ===========     ============

G.   Concentration of Risk
     ---------------------

As of December 31, 2003 and 2002, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity.

H.   Derivative Financial Instruments
     --------------------------------

Connecticut General's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk.

Connecticut General uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

Connecticut General accounts for derivative instruments as follows:

o Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.
o Changes in the fair value of derivatives that hedge market risk related to future cash flows - and that qualify for hedge accounting - are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
o A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).
o Features of certain investments and obligations, called embedded derivatives, are accounted for as derivatives. As permitted under SFAS No. 133, derivative accounting has not been applied to these features of such investments or obligations existing before January 1, 1999.

In 2003, Connecticut General recorded a pre-tax loss of $4 million in other operating expenses reflecting the net changes in fair value (due to revised credit risk assumptions partially offset by stock market increases) for reinsurance contracts that guarantee minimum income benefits. In 2002, Connecticut General recorded a pre-tax loss of $16 million reflecting the net changes in fair value for these contracts due to stock market decreases and changes in assumptions.

Connecticut General recorded pre-tax realized investment gains (losses) from swaps on commercial loan pools of $23 million in 2003, $(1) million in 2002 and $(12) million in 2001.

See Note 5 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum death benefit contracts and Note 18 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum income benefit contracts. The other effects of derivatives were not material to Connecticut General's consolidated results of operations, liquidity or financial condition for 2003, 2002 or 2001.

Notes to the Financial Statements

The table below presents information about the nature and accounting treatment of Connecticut General's primary derivative financial instruments. Derivatives in Connecticut General's separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
Instrument           Risk        Purpose                            Cash Flows                         Accounting Policy
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
  Futures and        Primarily   To     reduce    domestic    and   For futures, Connecticut General   Fair value changes are
  foreign            equity and  international    equity   market   receives (pays) cash daily in the  reported in other revenues.
  currency           foreign     exposures for certain  specialty   amount of the change in fair       Fair values of foreign
  forwards           currency    life reinsurance  contracts that   value of the futures contracts.    currency forwards are
                     risks       guarantee    death      benefits   For foreign currency forwards,     recorded in other assets or
                                 resulting   from    changes   in   Connecticut General periodically   other liabilities.
                                 variable  annuity account values   exchanges the difference between
                                 based on underlying mutual funds.  domestic and international currencies, to begin at a
                                                                    designated future date.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
 Futures             Interest    To  hedge fair value changes of     Connecticut General receives      Using cash flow hedge
                     rate        fixed maturity and mortgage loan    (pays) cash daily in the amount   accounting, fair value
                     risk        investments to be purchased.        of the  change in fair value of   changes are reported in
                                                                     the futures contracts.            other comprehensive income
                                                                                                       and amortized into net
                                                                                                       investment income over  the
                                                                                                       life  of the investments
                                                                                                       purchased.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
 Swaps               Interest    To hedge the interest or foreign   Connecticut General  periodically  Using  cash  flow  hedge
                     rate and    currency cash flows of fixed       exchanges   cash  flows   between  accounting, fair  values of
                     foreign     maturities, securities supporting  variable   and   fixed   interest  swaps hedging fixed
                     currency    experience-rated pension policy-   rates or between  two  currencies  maturities and mortgage loans
                     risk        holder contracts and mortgage      for both principal and interest.   are reported in other long-
                                 loans to match associated                                             term investments or other
                                 liabilities.  Currency  swaps are                                     liabilities and other
                                 primarily  euros and  extend  for                                     comprehensive income. Net
                                 periods of up to 18 years.                                            interest cash flows are
                                                                                                       reported in net investment
                                                                                                       income.   For swaps hedging
                                                                                                       securities supporting
                                                                                                       experience-rated pension
                                                                                                       policyholder contracts, fair
                                                                                                       value changes are reported in
                                                                                                       other long-term investments
                                                                                                       or other liabilities and in
                                                                                                       contractholder deposit fund
                                                                                                       liabilities, with no effect
                                                                                                       on net income.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
Forward Swaps        Interest    To hedge fair value changes of     Connecticut General periodically   Fair values are reported in
                     rate        securities and mortgage loans      exchanges the difference between   other  long-term investments
                     risk        supporting experience-rated        variable and fixed rate asset      or other liabilities and in
                                 pension policyholder contracts.    cash flows, to begin at a          contractholder deposit fund
                                                                    designated future date.            liabilities,  with no effect
                                                                                                       on net income.
                                 ---------------------------------- ---------------------------------- ---------------------------
                                 To hedge fair value changes of     Connecticut General receives       Fair values of the forward
                                 mortgage loan participations to    (pays) cash in the amount of fair  swaps are reported in other
                                 be sold.                           value changes when the mortgage    assets or liabilities, with
                                                                    loan participation is sold.        changes reported in other
                                                                                                       revenues or other operating
                                                                                                       expenses.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
Swaps on             Interest    To obtain returns based on the     Connecticut General receives       Fair values of the swaps are
commercial           rate and    performance of underlying          cash based on the  performance     reported in other long-term
loan pools           credit      commercial loan pools.             of underlying commercial  loan     investments or other
                     risk                                           pools.                             liabilities, with changes
                                                                                                       reported in realized gains
                                                                                                       and losses.  Prior to
                                                                                                       December 31, 2003, total
                                                                                                       return swaps were reported as
                                                                                                       embedded derivatives in fixed
                                                                                                       maturities.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------
Written and          Primarily   Connecticut  General has written   Connecticut General periodically   Fair values are reported in
Purchased            equity      specialty   life   reinsurance     receives (pays) fees and will      other liabilities and other
Options              risk        contracts to guarantee minimum     pay  (receive)  cash  resulting    assets.Changes in fair value
                                 income benefits  resulting  from   from the unfavorable changes in    are reported in other
                                 unfavorable changes in variable    account  values when  account      operating expenses.
                                 annuity  account  values based     holders elect to receive minimum
                                 on underlying mutual funds.        income payments.
                                 Connecticut General purchased
                                 reinsurance  contracts to hedge
                                 the market risks  assumed.  These
                                 contracts are accounted for as
                                 written and purchased options.
-------------------- ----------- ---------------------------------- ---------------------------------- ---------------------------

Note 9 - Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) (which exclude policyholder share) were as follows:

----------------------------------------------------------------
(In millions)                    Pre-Tax     Tax       After-Tax
                                           (Expense)
                                            Benefit
----------------------------------------------------------------
2003
----------------------------------------------------------------
Net unrealized
appreciation, securities:

Unrealized appreciation on
  securities held                $   119    $   (43)   $      76
Losses realized on securities         23         (8)          15
                                 -------    -------    ---------
Net unrealized appreciation,
 securities                      $   142    $   (51)   $      91
                                 =======    ========   =========
Net unrealized depreciation,
 derivatives                     $   (28)   $    10    $     (18)
                                 =======    =======    =========
Net translation of foreign
 currencies                      $     3    $    (1)   $       2
                                 =======    ========   =========

----------------------------------------------------------------
2002
----------------------------------------------------------------
Net unrealized
appreciation, securities:

Unrealized appreciation on
  securities held                $   159    $   (43)   $     116
 Losses realized on securities       178        (63)         115
                                 -------    -------    ---------
Net unrealized appreciation,
 securities                      $   337    $  (106)   $     231
                                 =======    ========   =========
Net unrealized depreciation,
 derivatives                     $    (6)   $     2    $      (4)
                                 =======    ========   =========
Net translation of foreign
 currencies                      $    10    $    (6)   $       4
                                 =======    ========   =========


----------------------------------------------------------------
  2001
----------------------------------------------------------------
Net unrealized
appreciation, securities:

Unrealized depreciation on
   securities held               $   (96)   $    33    $     (63)
Losses realized on securities        224        (78)         146
Reclassification to establish
 separate caption for
 derivatives                          (6)         2           (4)
                                 -------    -------    ---------
Net unrealized appreciation,
 securities                      $   122    $   (43)   $      79
                                 =======    ========   =========
Net unrealized
appreciation, derivatives:

Reclassification to establish
 separate caption for
 derivatives                     $     6    $    (2)   $       4
Unrealized appreciation on
 derivatives held                      8         (3)           5
                                 -------    -------    ---------
Net unrealized appreciation,
 derivatives                     $    14    $    (5)   $       9
                                 =======    ========   =========
Net translation of foreign
 currencies                      $   (11)   $     4    $      (7)
                                 =======    ========   =========

Note 10 - Investment Income and Gains and Losses

A.   Net Investment Income
     ---------------------

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------
(In millions)                     2003       2002      2001
---------------------------------------------------------------
Fixed maturities               $  1,353   $  1,505   $  1,429
Securities supporting
  experience-rated pension
  policyholder contracts            171         --         --
Equity securities                     2          1          1
Mortgage loans                      581        644        713
Policy loans                        136        177        208
Real estate                          71         59         90
Other long-term investments          21         33         36
Short-term investments and
 cash                                15         18         43
                               --------   --------   --------
                                  2,350      2,437      2,520
Less investment expenses             85         71         79
                               --------   --------   --------
Net investment income          $  2,265   $  2,366   $  2,441
                               ========   ========   ========

Net investment income attributable to experience-rated pension policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.0 billion for 2003, $1.3 billion for 2002 and $1.5 billion for 2001. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was approximately $600 million for 2003, $800 million for 2002 and $1.0 billion for 2001.

Fixed maturities, securities supporting experience-rated pension policyholder contracts and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

---------------------------------------------------------------
(In millions)                        2003            2002
---------------------------------------------------------------
Restructured                     $     93        $    148
Delinquent                             72             112
                                 --------        --------
Total non-accrual investments    $    165        $    260
                                 ========        ========

Net investment income was $13 million lower in 2003, $23 million lower in 2002 and $18 million lower in 2001 than it would have been if interest on non-accrual investments had been recognized in accordance with the original terms of these investments.

B.   Realized Investment Gains and Losses
     ------------------------------------

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------
(In millions)                       2003       2002       2001
-----------------------------------------------------------------
Fixed maturities                $    (24)  $   (178)  $   (214)
Equity securities                      1         --        (10)
Mortgage loans                        (2)       (10)        (1)
Real estate                          (18)       (37)       (11)
Other                                116         70         11
                                --------   --------   --------
                                      73       (155)      (225)
Less income taxes (benefits)          25        (46)       (79)
                                --------   --------   --------
Net realized investment gains
 (losses)                       $     48   $   (109)  $   (146)
                                ========   ========   ========

Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $127 million in 2003, $157 million in 2002 and $185 million in 2001.

Realized investment gains and losses that are not reflected in Connecticut
General's revenues for the year ended December 31 were as follows:

----------------------------------------------------------------
(In millions)                     2003       2002       2001
----------------------------------------------------------------
Separate accounts               $   (208)  $ (1,695)  $   (810)
Policyholder contracts:
  Policyholder results          $    189   $   (520)  $   (157)
  Effects of 2003 trading
  reclassification              $    814   $     --   $     --
----------------------------------------------------------------

Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------
(In millions)                      2003       2002       2001
-----------------------------------------------------------------
Proceeds from sales             $  6,821   $  3,286   $  1,798
Gross gains on sales            $    243   $    102   $     60
Gross losses on sales           $   (57)   $   (289)  $   (130)
-----------------------------------------------------------------

Note 11- Shareholder's Equity and Dividend Restrictions

The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

Connecticut General's statutory net income (loss) for the year ended, and surplus as of, December 31 were as follows:

-----------------------------------------------------------------
(In millions)                     2003       2002       2001
-----------------------------------------------------------------
Net income (loss)               $    705   $   (445)  $    358
Surplus                         $  2,859   $  2,298   $  2,141
-----------------------------------------------------------------

Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities.
The maximum dividend distribution that Connecticut General may make during 2004 without prior approval is $591 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2003 was $3.9 billion.

Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2003 and 2002 (par value
$5).

Note 12 - Income Taxes

Management believes that Connecticut General's taxable income expected to be generated in the future will be sufficient to realize Connecticut General's net deferred tax assets of $507 million as of December 31, 2003, and $574 million as of December 31, 2002. This determination is based on Connecticut General's earnings history and future expectations.

Connecticut General's deferred tax asset is net of a federal valuation allowance of $48 million as of December 31, 2003, and $45 million as of December 31, 2002.
The valuation allowance represents reserves against the recoverability of asset basis. The valuation allowance reflects management's assessment as to whether certain deferred tax assets will be realizable. Their assessment could be revised in the near term if underlying circumstances change.

Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal
Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA's federal income tax returns are routinely audited by the Internal Revenue
Service. In management's opinion, adequate tax liabilities have been established for all years. These liabilities could be revised in the near term if estimates of the ultimate liability change.

Deferred income tax assets and liabilities as of December 31 were as follows:

----------------------------------------------------------------
(In millions)                                  2003       2002
----------------------------------------------------------------
Deferred tax assets
Investments, net                          $     147  $     180
Employee and retiree benefit
 plans                                          224        271
Deferred gains on sales of
 businesses                                     136        155
Policy acquisition expenses                     132        117
Other insurance and
 contractholder liabilities                     314        235
Other                                            35         18
                                          ---------  ---------
Deferred tax assets before                      988        976
 valuation allowance
Valuation allowance for
 deferred tax assets                            (48)       (45)
                                          ---------  ---------
Deferred tax assets, net of                     940        931
 valuation allowance
                                          ---------  ---------
Deferred tax liabilities
Depreciation and amortization                   197        172
Unrealized appreciation on
 investments                                    236        185
                                          ---------  ---------
Total deferred tax liabilities                  433        357
                                          ---------  ---------
Net deferred income tax assets            $     507  $     574
                                          =========  =========

Current income taxes receivable were $64 million as of December 31, 2003, and $565 million as of December 31, 2002.

The components of income taxes for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2003       2002        2001
------------------------------------------------------------------
Current taxes (benefits)
U.S. income                     $    140   $   (246)  $     11
Foreign income                        (1)         2          1
State income                          (9)        --         (5)
                                --------   --------   --------
                                     130       (244)         7
                                --------   --------   --------
Deferred taxes (benefits)
U. S. income                          29        (19)       339
                                --------   --------   --------
                                      29        (19)       339
                                --------   --------   --------
Total income taxes (benefits)   $    159   $   (263)  $    346
                                ========   ========   ========


Total income taxes (benefits) for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

------------------------------------------------------------------
(In millions)                       2003       2002       2001
------------------------------------------------------------------
Tax expense (benefit) at
 nominal rate                   $    201   $   (249)   $   369
Dividends received deduction         (18)       (13)       (13)
Amortization of goodwill              --         --          5
Tax-exempt interest income            (4)        (3)        (4)
State income tax (net of
 federal income tax benefit)          (4)        --         (2)
Interest from resolved federal
 tax audits                          (11)        --         --
Change in net valuation
 allowance                             3         --         --
Other                                 (8)         2         (9)
                                --------   --------   --------
Total income taxes (benefits)   $    159   $   (263)  $    346


Note 13 - Pension and Other Postretirement Benefit Plans

A.   Pension and Other Postretirement Benefit Plans
     ----------------------------------------------

Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income
Security Act of 1974 (ERISA). The allocated pension cost for Connecticut General was $46 million in 2003, $26 million in 2002 and $7 million in 2001. Connecticut
General held assets for these plans totaling approximately $1.5 billion at December 31, 2003, and $1.3 billion at December 31, 2002.

Expense for postretirement benefits other than pensions allocated to Connecticut
General totaled $9 million for 2003 and 2002 and $8 million for 2001. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $335 million as of December 31, 2003, and $352 million as of December 31, 2002.

B.   401(k) Plans
     ------------

CIGNA sponsors a 401(k) plan in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for this plan was $23 million each for 2003 and 2002 and $28 million for 2001.

Note 14 - Reinsurance

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk.

Individual life and annuity reinsurance. Connecticut General had a reinsurance recoverable of $5.4 billion at December 31, 2003 and $5.6 billion at December
31, 2002, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 4(C) for information about this sale.

Unicover and other run-off reinsurance. The Run-off Reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Although an arbitration over the most significant reinsurance
(retrocessional) contracts for the pool was completed in 2002, some disputes over collection of amounts due Connecticut General from the retrocessionaires continue and may require further arbitration actions to resolve. Also, disputes and arbitrations regarding other reinsurance (retrocessional) contracts for the pool remain and may not be resolved for some time.

 Run-off Reinsurance also includes other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts.

In 2002, Connecticut General recorded an after-tax charge of $143 million ($220 million pre-tax) based on the outcome of the Unicover arbitration as well as a review of other exposures for the run-off reinsurance operations.

Connecticut General reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by Connecticut General, are considered appropriate as of December 31, 2003, based on current information. However, it is possible that future developments regarding these matters could result in a material adverse effect on Connecticut General's consolidated results of operations.

Other reinsurance. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

Effects of reinsurance. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

------------------------------------------------------------------
(In millions)                    2003       2002       2001
------------------------------------------------------------------
Premiums and fees
Short duration contracts:
 Direct                         $ 5,984     $ 6,072    $ 5,355
 Assumed                          1,039         901        729
 Ceded                             (110)        (64)      (153)
                                -------     -------    -------
                                  6,913       6,909      5,931
                                -------     -------    -------
Long-duration contracts:
 Direct                           1,301       1,421      1,518
 Assumed                            410         456        504
 Ceded:
    Individual life insurance and
          annuity business sold    (329)       (364)      (386)
    Other                           (51)        (79)       (98)
                                -------     -------    -------
                                  1,331       1,434      1,538
                                -------     -------    -------
Total                           $ 8,244     $ 8,343    $ 7,469
                                =======     =======    =======
Reinsurance recoveries
Individual life insurance and
 annuity business sold          $   298     $   326    $   269
Other                                79          43        262
                                 ------     -------    -------
Total                           $   377     $   369    $   531
                                =======     =======    =======

The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

Note 15 - Leases and Rentals

Rental expenses for operating leases, principally for office space, amounted to $88 million in 2003, $74 million in 2002 and $56 million in 2001.

As of December 31, 2003, future net minimum rental payments under non-cancelable operating leases were approximately $353 million, payable as follows (in millions): $65 in 2004, $62 in 2005, $56 in 2006, $48 in 2007, $32 in 2008 and
$90 thereafter.

Note 16 - Segment Information

Operating segments generally reflect groups of related products. Connecticut
General measures the financial results of its segments using "segment earnings"
(which is defined as net income excluding after-tax realized investment gains and losses). Connecticut General's operations are not materially dependent on one or a few customers, brokers or agents.

As discussed in Note 3, Connecticut General changed its segment reporting and reclassified prior period amounts to conform to the current presentation.
Connecticut General presents segment information as follows:

Health Care includes a range of indemnity group health care products and services through guaranteed cost, experience-rated, administrative services only and minimum premium funding arrangements. This business also continues to manage certain disability and life insurance products which were historically sold in connection with certain experience-rated medical accounts.

 Retirement includes investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products. As discussed in Note 4(A), most of the operations reported in this segment were sold on April 1, 2004.

Run-off Reinsurance consists of the run-off reinsurance business, which includes accident, domestic health and specialty life reinsurance businesses. Connecticut
General has stopped underwriting new reinsurance business.

Other Operations consist of:

o deferred gains recognized from the 1998 sale of the individual life insurance and annuity business;

o international operations that provide life, accident, health coverage and offer employee benefits outside the United States;

o corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

o    guaranteed variable universal life insurance business;

o    settlement annuity business; and

o the amount received from the resolution of federal tax audits, as discussed in Note 12.

Connecticut General determines segment earnings (loss) consistent with the accounting policies for the consolidated financial statements. Connecticut
General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.
Summarized segment financial information for the year ended and as of December
31 was as follows:

------------------------------------------------------------------
(In millions)                     2003       2002       2001
------------------------------------------------------------------
Health Care
Premiums and fees and other
 revenues                      $ 7,894    $ 7,786    $ 6,722
Net investment income              219        228        244
                               -------    -------    -------
Segment revenues               $ 8,113    $ 8,014    $ 6,966
Income taxes                   $   163    $   110    $   252
Segment earnings               $   310    $   216    $   455
Assets under management:
 Invested assets               $ 3,750    $ 3,162    $ 3,096
 Separate account assets           882      1,238      1,828
                               -------    -------    -------
Total                          $ 4,632    $ 4,400    $ 4,924
                               =======    =======    =======
Retirement
Premiums and fees and other
 revenues                      $   199    $   324    $   310
Net investment income            1,572      1,651      1,667
                               -------     -------    -------
Segment revenues               $ 1,771    $ 1,975    $ 1,977
Income taxes                   $   118    $    97    $    89
Segment earnings               $   253    $   227    $   213
Assets under management:
 Invested assets               $ 23,320   $ 24,875   $ 22,756
 Separate account assets         32,652     27,814     31,579
                               --------   --------   --------
Total                          $ 55,972   $ 52,689   $ 54,335
                               ========   ========   ========
Run-off Reinsurance
Premiums and fees and other
 revenues                      $  (473)   $    222   $    240
Net investment income               80          41         47
                               --------   --------   --------
Segment revenues               $  (393)    $   263   $    287
Income taxes (benefits)        $  (177)    $  (476)  $     14
Segment earnings (loss)        $  (330)    $  (884)  $     27
Assets under management:
 Invested assets               $ 1,785     $ 1,304   $    788
 Separate account assets            --          --         --
                               -------     -------   --------
Total                          $ 1,785     $ 1,304   $    788
                               =======     =======   ========

------------------------------------------------------------------
(In millions)                     2003        2002       2001
------------------------------------------------------------------
Other Operations
Premiums and fees and other
 revenues                      $   643     $   627    $   662
Net investment income              394         446        483
                               -------    --------   --------
Segment revenues               $ 1,037     $ 1,073    $ 1,145
Income taxes                   $    30     $    52    $    70
Segment earnings               $   135     $   102    $   159
Assets under management:
 Invested assets               $ 4,758     $ 5,699    $ 6,238
 Separate account assets           822       1,307      1,810
                               -------    --------   --------
Total                          $ 5,580     $ 7,006    $ 8,048
                               =======    ========   ========
Realized Investment Gains
 (Losses)
Realized investment gains
 (losses)                      $    73    $   (155)  $   (225)
Income taxes (benefits)             25         (46)       (79)
                               -------    --------   --------
Realized investment gains
 (losses)s, net of taxes       $    48    $   (109)  $   (146)
                               =======    ========   ========

Total
Premiums and fees and other
 revenues                      $ 8,263    $  8,959   $  7,934
Net investment income            2,265       2,366      2,441
Realized investment losses          73        (155)      (225)
                               -------    --------   --------
Total revenues                 $10,601    $ 11,170   $ 10,150
Income taxes (benefits)        $   159    $   (263)  $    346
Segment earnings (loss)        $   368    $   (339)  $    854
Realized investment gains
 (losses), net of taxes             48        (109)      (146)
                               -------    --------   --------
Net income (loss)              $   416    $   (448)  $    708
                               =======    ========   ========
Assets under management
Invested assets                $33,613    $ 35,040   $ 32,878
Separate account assets         34,356      30,359     35,217
                               -------    --------   --------
Total                          $67,969    $ 65,399   $ 68,095
                               =======    ========   ========

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

-----------------------------------------------------------------
(In millions)                        2003        2002       2001
-----------------------------------------------------------------
Medical and Dental Indemnity     $  6,238   $   6,217  $   5,360
Group Life                            880         959        998
Other                               1,145       1,783      1,576
                                 --------   ---------  ---------
Total                            $  8,263   $   8,959  $   7,934
                                 ========   =========  =========


Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years ended and as of December 31, 2003 2002 and 2001 were not material.

Note 17 - Related Party Transactions

Connecticut General is the beneficiary under a $433 million syndicated bank letter of credit agreement obtained by CIGNA to support a reinsurance arrangement between Connecticut General and an affiliated reinsurer. At December 31, 2003, a nominal amount was issued under this letter of credit agreement to support the reinsurance of one contract for an insignificant amount of premium.

Connecticut General has assumed settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2003 and 2002. Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $170 million at December 31, 2003 and $166 million at December 31, 2002.

Connecticut General assumes certain accident and health business from CLICNY. Connecticut General assumed premiums of $1.1 billion in 2003, $856 million in 2002 and $700 million in 2001 and held reserves of $44 million at December 31, 2003 and $30 million at December 31, 2002.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $582 million at December 31, 2003 and $635 million at December 31, 2002.

Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $31 million in 2003, $104 million in 2002 and $83 million in 2001.

Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management, Inc., for investment advisory services. Fees paid by Connecticut General totaled $57 million in 2003, $54 million in 2002 and $58 million in 2001.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $969 million in 2003, $1.0 billion in 2002 and $917 million in 2001.

Connecticut General had lines of credit available from affiliates totaling $650 million at December 31, 2003 and 2002. Borrowings are primarily payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. For fixed rate lines, borrowings are payable at the stated maturity of such loans with interest rates equivalent to the commercial paper rate as quoted by CIGNA dealers. Interest expense was less than $1 million in 2003, 2002 and 2001. There were $35 million in borrowings outstanding under such lines at December 31, 2003. There were $25 million in borrowings outstanding under such lines at December 31, 2002.

Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2003 and 2002. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2003 and 2002.

Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $450 million at December 31, 2003 and $800 million at December 31, 2002.

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

Note 18 - Contingencies

A.   Financial Guarantees
     --------------------

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts. Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

o Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes. If employers do not maintain the required levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. As of December 31, 2003, employers maintained assets that exceeded 102% to 132% of benefit obligations. Benefit obligations under these arrangements were $3.5 billion as of December 31, 2003, and $3.3 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

o For certain employer-sponsored savings and retirement plans, Connecticut General guarantees that participants will receive the value of their accounts at the time of withdrawal. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related separate account assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements are invested primarily in fixed income investments and were $2.0 billion as of December 31, 2003, and $1.7 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

o Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a certain group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $304 million as of December 31, 2003, and $313 million as of December 31, 2002. Connecticut General had additional liabilities for this guarantee of $15 million as of December 31, 2003 and 2002.

Connecticut General guaranteed a construction loan of $26 million as of December 31, 2003 ($106 million of construction loans as of December 31, 2002) related to a real estate joint venture investment. The loan is secured by joint venture real estate property with fair value in excess of the loan amount and matures in 2008, including extension options. Connecticut General would be required to repay the construction loan if permanent financing could not be obtained. Connecticut General also guaranteed $14 million of interest and principal for industrial revenue bonds as of December 31, 2003 ($50 million as of December 31, 2002). The bonds, payable in 2007, are secured by property and other assets held by a real estate partnership and Connecticut General has recourse to its partner for 50% of any amounts paid under the guarantee. There were no liabilities required for these guarantees as of December 31, 2003 or 2002.

Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

B.   Guaranteed Minimum Income Benefit Contracts
     -------------------------------------------

Connecticut General has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. When annuitants elect to receive these minimum income benefits, Connecticut General may be required to make payments based on changes in underlying mutual fund values and interest rates.

Connecticut General has purchased reinsurance from third parties, which covers 80% of the exposures of these contracts. Connecticut General estimates the fair value of the assets and liabilities associated with these contracts using assumptions as to equity market returns, volatility of the underlying equity and bond mutual fund investments, interest rates, mortality, annuity election rates, policy surrenders and credit risks.

Connecticut General is required to disclose the maximum potential undiscounted future payments for guarantees related to minimum income benefits using hypothetical worse-case assumptions, defined as follows:

o    no annuitants surrendered their accounts, and

o    all annuitants lived to elect their benefit, and

o all annuitants elected to receive their benefit on the first available date (beginning in 2004 through 2014), and

o all underlying mutual fund investment values remained at the December 31, 2003 value of $3.3 billion, with no future returns.

The maximum potential undiscounted payments that Connecticut General would make under those assumptions would aggregate $1.8 billion before reinsurance recoveries. Connecticut General believes the likelihood of such payment is remote. Connecticut General has purchased reinsurance from third parties which covers 80% of the exposures on these contracts. Connecticut General has revised credit risk assumptions for about 25% of the exposures on these contracts. Connecticut General expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.

As of December 31, 2003, Connecticut General had liabilities of $74 million related to these contracts and net amounts recoverable from reinsurers of $51 million. In 2003, Connecticut General reduced its amount recoverable from reinsurers by $9 million pre-tax related to revised credit risk assumptions. Connecticut General had an additional liability of $40 million associated with the cost of reinsurance as of December 31, 2003.

As of December 31, 2002, Connecticut General had liabilities of $95 million related to these contracts and amounts recoverable from reinsurers of $76 million. Connecticut General also had an additional liability of $44 million associated with the cost of reinsurance as of December 31, 2002.

Management believes the current assumptions used to estimate reserves for these liabilities are appropriate. See Note 8(H) for further information.

C.   Regulatory and Industry Developments
     ------------------------------------

Health care regulation. The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and Connecticut General's business practices and will continue to do so in the future. In addition, Connecticut General's subsidiaries are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on Connecticut General's health care operations if it inhibits Connecticut General's ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

The United States Supreme Court has agreed to review a case involving Connecticut General in which the issue is preemption by ERISA of a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. A determination that ERISA does not preempt state law would have an adverse effect on the health care industry and on Connecticut General.

The Health Insurance Portability and Accountability Act of 1996 (HIPAA) and related regulations have created significant regulatory requirements related to, among other things, the privacy of individually identifiable health care information, electronic data interchange and the security of electronic health information. Connecticut General has instituted systems enhancements and training, and has undertaken other administrative efforts to satisfy these requirements. Connecticut General's incremental technology and business-related after-tax expenses associated with HIPAA compliance efforts were approximately $22 million in 2003 and $8 million in 2002.

Other possible regulatory changes that could have an adverse effect on Connecticut General's health care operations include:

o additional mandated benefits or services that increase costs without improving the quality of care;

o    narrowing of the ERISA preemption of state laws;

o changes in ERISA regulations resulting in increased administrative burdens and costs;

o    additional restrictions on the use of prescription drug formularies;

o additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease management;

o additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

o    legislation that would exempt independent physicians from antitrust laws.

The health care industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

Tax benefits for corporate life insurance. Federal legislation in 1996 eliminated on a prospective basis the tax deductibility of policy loan interest for most leveraged corporate life insurance products, and IRS initiative in 2001 encouraged policyholders to settle tax disputes regarding these products. As a result, some customers have surrendered their policies and management expects earnings associated with these products to continue to decline.

Insurance-related assessments. Many states maintain funds to pay for the operating expenses of insurance regulatory agencies and pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

Connecticut General recorded assets and liabilities for insolvency fund and other insurance-related assessments that are not material.

D.   Litigation and Other Legal Matters
     ----------------------------------

In January 2004, a Florida federal court handling multi-district health care litigation against Connecticut General and/or its affiliates and several health care industry competitors approved a settlement agreement between the physician class and Connecticut General, and dismissed all claims by class members against Connecticut General. All appeals of the court's approval have been withdrawn, which permits implementation of the settlement. The settlement resolves for Connecticut General and the plaintiff class all physician claims reflected in the litigation.

Connecticut General recorded an after-tax charge of $31 million ($48 million pre-tax) in 2003 to increase the reserve for this settlement and other non-physician provider health care litigation. Connecticut General had previously recognized an after-tax charge of $43 million ($66 million pre-tax) in 2002 for expected costs associated with the multi-district litigation. The reserve reflects expected insurance recoveries.

The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, Connecticut General has responded to subpoenas concerning contractual relationships between pharmaceutical companies and Connecticut General's health care operations.

Connecticut General is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. Connecticut General believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to Connecticut General's consolidated results of operations, liquidity or financial condition.

                           -----------------------------------------------------
                           CG VARIABLE ANNUITY SEPARATE ACCOUNT
                           FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003
                           AND FOR THE PERIODS ENDED DECEMBER 31, 2003
                           AND DECEMBER 31, 2002, AND INDEPENDENT
                           AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the CG Variable Annuity Separate Account (the "Account") as of December 31, 2003, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the CG Variable Annuity Separate Account as of December 31, 2003, the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 31, 2004

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                   -----------------------------------------------------------------------------
                                                     AIM V. I.                                                       AIM V. I.
                                                    Aggressive       AIM V. I.       AIM V. I.       AIM V. I.        Capital
                                                      Growth         Balanced       Basic Value      Blue Chip     Appreciation
                                                   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                          $   1,681,301   $   5,472,119   $  10,334,794   $   2,971,456   $ 104,768,696
                                                   -------------   -------------   -------------   -------------   -------------
  Total assets                                     $   1,681,301   $   5,472,119   $  10,334,794   $   2,971,456   $ 104,768,696
                                                   =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                 $   1,681,301   $   5,472,119   $  10,334,794   $   2,971,456   $ 104,768,696
                                                   -------------   -------------   -------------   -------------   -------------
  Total net assets                                 $   1,681,301   $   5,472,119   $  10,334,794   $   2,971,456   $ 104,768,696
                                                   =============   =============   =============   =============   =============

FUND SHARE INFORMATION
  Number of shares                                       158,763         547,760         969,493         452,276       4,923,341
                                                   =============   =============   =============   =============   =============
  Cost of Investments                              $   1,653,520   $   5,312,549   $   9,082,179   $   2,660,319   $  83,546,367
                                                   =============   =============   =============   =============   =============

ACCUMULATION UNIT FAIR VALUE
                                                   $        9.84   $       10.20   $       11.34   $        6.07   $       22.02
                                                   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                   -----------------------------------------------------------------------------
                                                     AIM V. I.                       AIM V. I.       AIM V. I.       AIM V. I.
                                                      Capital        AIM V. I.         Dent         Diversified       Global
                                                    Development     Core Equity    Demographics       Income         Utilities
                                                   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                          $   4,258,718   $  53,043,531   $   1,356,141   $  20,328,976   $   4,698,510
                                                   -------------   -------------   -------------   -------------   -------------
  Total assets                                     $   4,258,718   $  53,043,531   $   1,356,141   $  20,328,976   $   4,698,510
                                                   =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                 $   4,258,718   $  53,043,531   $   1,356,141   $  20,328,976   $   4,698,510
                                                   -------------   -------------   -------------   -------------   -------------
  Total net assets                                 $   4,258,718   $  53,043,531   $   1,356,141   $  20,328,976   $   4,698,510
                                                   =============   =============   =============   =============   =============

FUND SHARE INFORMATION
  Number of shares                                       335,068       2,533,120         260,296       2,304,873         421,013
                                                   =============   =============   =============   =============   =============
  Cost of Investments                              $   3,850,363   $  39,886,764   $   1,462,094   $  22,351,238   $   6,017,469
                                                   =============   =============   =============   =============   =============

ACCUMULATION UNIT FAIR VALUE
                                                   $       11.79   $       21.49   $        4.81   $       14.83   $       14.85
                                                   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------------

                                                                       AIM Variable Insurance Funds Sub-Accounts
                                                   -----------------------------------------------------------------------------
                                                     AIM V. I.                                       AIM V. I.       AIM V. I.
                                                    Government       AIM V. I.       AIM V. I.     International      Mid Cap
                                                    Securities        Growth        High Yield        Growth        Core Equity
                                                   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at fair value                          $  16,710,979   $  51,909,932   $   3,605,756   $  44,215,636   $   6,890,928
                                                   -------------   -------------   -------------   -------------   -------------
  Total assets                                     $  16,710,979   $  51,909,932   $   3,605,756   $  44,215,636   $   6,890,928
                                                   =============   =============   =============   =============   =============

NET ASSETS
Accumulation units                                 $  16,710,979   $  51,909,932   $   3,605,756   $  44,215,636   $   6,890,928
                                                   -------------   -------------   -------------   -------------   -------------
  Total net assets                                 $  16,710,979   $  51,909,932   $   3,605,756   $  44,215,636   $   6,890,928
                                                   =============   =============   =============   =============   =============

FUND SHARE INFORMATION
  Number of shares                                     1,366,392       3,500,333         603,979       2,756,586         571,387
                                                   =============   =============   =============   =============   =============
  Cost of Investments                              $  15,875,854   $  55,551,358   $   3,369,449   $  41,040,106   $   6,020,354
                                                   =============   =============   =============   =============   =============

ACCUMULATION UNIT FAIR VALUE
                                                   $       15.05   $       16.22   $        8.74   $       16.61   $       12.51
                                                   =============   =============   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------

                                                     AIM Variable Insurance Funds Sub-Accounts
                                                   ----------------------------------------------
                                                     AIM V. I.
                                                       Money       AIM V. I. New     AIM V. I.
                                                       Market       Technology     Premier Equity
                                                   -------------   -------------   --------------
ASSETS
Investments at fair value                          $  16,021,268   $     611,101   $ 121,876,069
                                                   -------------   -------------   -------------
  Total assets                                     $  16,021,268   $     611,101   $ 121,876,069
                                                   =============   =============   =============

NET ASSETS
Accumulation units                                 $  16,021,268   $     611,101   $ 121,876,069
                                                   -------------   -------------   -------------
  Total net assets                                 $  16,021,268   $     611,101   $ 121,876,069
                                                   =============   =============   =============

FUND SHARE INFORMATION
  Number of shares                                    16,021,268         173,608       6,024,521
                                                   =============   =============   =============
  Cost of Investments                              $  16,021,268   $     731,082   $  96,110,848
                                                   =============   =============   =============

ACCUMULATION UNIT FAIR VALUE
                                                   $       13.09   $        8.52   $       22.15
                                                   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
-------------------------------------------------------------------------------------------------------------------------------

                                                                      AIM Variable Insurance Funds Sub-Accounts
                                                   ----------------------------------------------------------------------------
                                                     AIM V. I.                                                      AIM V. I.
                                                    Aggressive       AIM V. I.      AIM V. I.       AIM V. I.        Capital
                                                      Growth         Balanced      Basic Value      Blue Chip      Appreciation
                                                   ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $          -    $    101,230    $      3,136    $          -    $          -
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                            (16,196)        (49,728)        (96,349)        (28,499)     (1,239,423)
  Administrative expense                                 (1,288)         (3,955)         (7,664)         (2,267)        (98,585)
                                                   ------------    ------------    ------------    ------------    ------------

      Net investment income (loss)                      (17,484)         47,547        (100,877)        (30,766)     (1,338,008)
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   426,240         776,092       2,480,309       2,442,072      21,753,776
  Cost of investments sold                              520,117         827,176       2,699,648       2,470,338      20,716,282
                                                   ------------    ------------    ------------    ------------    ------------

      Realized gains (losses) on fund shares            (93,877)        (51,084)       (219,339)        (28,266)      1,037,494

Realized gain distributions                                   -               -               -               -               -
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized gains (losses)                       (93,877)        (51,084)       (219,339)        (28,266)      1,037,494

Change in unrealized gains (losses)                     401,628         583,607       2,491,908         521,886      24,408,453
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized and unrealized gains
           (losses) on investments                      307,751         532,523       2,272,569         493,620      25,445,947
                                                   ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                  $    290,267    $    580,070    $  2,171,692    $    462,854    $ 24,107,939
                                                   ============    ============    ============    ============    ============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
-------------------------------------------------------------------------------------------------------------------------------

                                                                     AIM Variable Insurance Funds Sub-Accounts
                                                   ----------------------------------------------------------------------------
                                                    AIM V. I.                        AIM V. I.       AIM V. I.       AIM V. I.
                                                     Capital        AIM V. I.          Dent        Diversified        Global
                                                   Development     Core Equity     Demographics       Income        Utilities
                                                   ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $          -    $    488,109    $          -    $  1,245,004    $    165,621
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                            (35,282)       (628,662)        (11,543)       (262,147)        (57,440)
  Administrative expense                                 (2,806)        (50,005)           (918)        (20,851)         (4,569)
                                                   ------------    ------------    ------------    ------------    ------------

      Net investment income (loss)                      (38,088)       (190,558)        (12,461)        962,006         103,612
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                   828,210      10,866,050         398,684       5,644,927       1,325,091
  Cost of investments sold                              927,605       9,465,347         514,972       6,174,114       1,917,215
                                                   ------------    ------------    ------------    ------------    ------------

      Realized gains (losses) on fund shares            (99,395)      1,400,703        (116,288)       (529,187)       (592,124)

Realized gain distributions                                   -               -               -               -               -
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized gains (losses)                       (99,395)      1,400,703        (116,288)       (529,187)       (592,124)

Change in unrealized gains (losses)                     956,364       8,989,570         385,353       1,105,590       1,206,875
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized and unrealized gains
           (losses) on investments                      856,969      10,390,273         269,065         576,403         614,751
                                                   ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                $    818,881    $ 10,199,715    $    256,604    $  1,538,409    $    718,363
                                                   ============    ============    ============    ============    ============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
-------------------------------------------------------------------------------------------------------------------------------

                                                                   AIM Variable Insurance Funds Sub-Accounts
                                                   ----------------------------------------------------------------------------

                                                     AIM V. I.                                       AIM V. I.       AIM V. I.
                                                    Government       AIM V. I.       AIM V. I.     International      Mid Cap
                                                    Securities        Growth        High Yield        Growth       Core Equity
                                                   ------------    ------------    ------------    ------------    ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $    408,440    $          -    $    242,907    $    212,742    $          -
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                           (300,870)       (607,479)        (33,836)       (504,798)        (66,257)
  Administrative expense                                (23,932)        (48,320)         (2,692)        (40,152)         (5,270)
                                                   ------------    ------------    ------------    ------------    ------------

      Net investment income (loss)                       83,638        (655,799)        206,379        (332,208)        (71,527)
                                                   ------------    ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                14,036,902       8,875,595       1,340,290       8,892,063       1,378,334
  Cost of investments sold                           13,127,142      11,290,374       1,262,696       9,971,456       1,396,544
                                                   ------------    ------------    ------------    ------------    ------------

      Realized gains (losses) on fund shares            909,760      (2,414,779)         77,594      (1,079,393)        (18,210)

Realized gain distributions                               6,174               -               -               -          40,885
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized gains (losses)                       915,934      (2,414,779)         77,594      (1,079,393)         22,675

Change in unrealized gains (losses)                  (1,157,725)     15,557,347         321,282      11,223,223       1,275,812
                                                   ------------    ------------    ------------    ------------    ------------

      Net realized and unrealized gains
           (losses) on investments                     (241,791)     13,142,568         398,876      10,143,830       1,298,487
                                                   ------------    ------------    ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                $   (158,153)   $ 12,486,769    $    605,255    $  9,811,622    $  1,226,960
                                                   ============    ============    ============    ============    ============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003
------------------------------------------------------------------------------------------------

                                                     AIM Variable Insurance Funds SubAccounts
                                                   ---------------------------------------------

                                                     AIM V. I.                       AIM V. I.
                                                       Money       AIM V. I. New      Premier
                                                       Market       Technology        Equity
                                                   -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $     173,349   $           -   $     339,583
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                            (360,932)         (4,390)     (1,492,278)
  Administrative expense                                 (28,709)           (349)       (118,698)
                                                   -------------   -------------   -------------

      Net investment income (loss)                      (216,292)         (4,739)     (1,271,393)
                                                   -------------   -------------   -------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
  Proceeds from sales                                 32,846,210         267,452      29,077,516
  Cost of investments sold                            32,846,210         371,181      26,553,923
                                                   -------------   -------------   -------------

      Realized gains (losses) on fund shares                   -        (103,729)      2,523,593

Realized gain distributions                                    -               -               -
                                                   -------------   -------------   -------------

      Net realized gains (losses)                              -        (103,729)      2,523,593

Change in unrealized gains (losses)                            -         238,885      23,492,357
                                                   -------------   -------------   -------------

      Net realized and unrealized gains
           (losses) on investments                             -         135,156      26,015,950
                                                   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                $    (216,292)  $     130,417   $  24,744,557
                                                   =============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                AIM Variable Insurance Funds Sub-Accounts
                                     ----------------------------------------------------------------------------------------------

                                             AIM V. I.
                                         Aggressive Growth                 AIM V. I. Balanced             AIM V. I. Basic Value
                                     -----------------------------   ------------------------------   -----------------------------
                                          2003           2002           2003              2002             2003            2002
                                     -------------   -------------   -------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $     (17,484)  $     (20,330)  $      47,547   $       41,523   $    (100,877)  $     (82,145)
Net realized gains (losses)                (93,877)       (350,351)        (51,084)        (246,995)       (219,339)       (344,596)
Change in unrealized gains (losses)        401,628         (62,869)        583,607         (266,400)      2,491,908      (1,453,412)
                                     -------------   -------------   -------------   --------------   -------------   -------------

Increase (decrease) in net assets
  from operations                          290,267        (433,550)        580,070         (471,872)      2,171,692      (1,880,153)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                       625               -           3,000            6,120           1,829          49,758
Benefit payments                           (22,857)           (448)       (160,950)         (17,566)       (220,132)        (58,483)
Payments on termination                   (105,529)       (489,371)       (436,959)        (652,213)     (1,056,559)     (1,133,318)
Annuity account fee                           (869)         (1,574)         (2,398)          (2,417)         (4,314)         (4,171)
Transfers among the sub-accounts
  and with the Fixed Account - net         333,280         (60,813)      2,771,301        1,252,711       3,065,915       5,850,854
                                     -------------   -------------   -------------   --------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions               204,650        (552,206)      2,173,994          586,635       1,786,739       4,704,640
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS          494,917        (985,756)      2,754,064          114,763       3,958,431       2,824,487

NET ASSETS AT BEGINNING OF PERIOD        1,186,384       2,172,140       2,718,055        2,603,292       6,376,363       3,551,876
                                     -------------   -------------   -------------   --------------   -------------   -------------
NET ASSETS AT END OF PERIOD          $   1,681,301   $   1,186,384   $   5,472,119   $    2,718,055   $  10,334,794   $   6,376,363
                                     =============   =============   =============   ==============   =============   =============

UNITS OUTSTANDING
    Units outstanding at beginning
     of period                             150,663         210,443         305,920          239,618         741,122         317,064
      Units issued                          89,056         137,213         367,543          322,747         543,962         889,596
      Units redeemed                       (68,862)       (196,993)       (136,935)        (256,445)       (373,864)       (465,538)
                                     -------------   -------------   -------------   --------------   -------------   -------------
    Units outstanding at end of
     period                                170,857         150,663         536,528          305,920         911,220         741,122
                                     =============   =============   =============   ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     AIM Variable Insurance Funds Sub-Accounts
                                     ----------------------------------------------------------------------------------------------

                                          AIM V. I. Blue Chip        AIM V. I. Capital Appreciation   AIM V. I. Capital Development
                                     -----------------------------   ------------------------------   -----------------------------

                                          2003           2002            2003            2002            2003            2002
                                     -------------   -------------   -------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $     (30,766)  $     (27,885)  $  (1,338,008)  $   (1,844,417)  $     (38,088)  $     (35,918)
Net realized gains (losses)                (28,266)       (735,612)      1,037,494        3,319,655         (99,395)       (232,301)
Change in unrealized gains (losses)        521,886          83,544      24,408,453      (42,636,023)        956,364        (543,892)
                                     -------------   -------------   -------------   --------------   -------------   -------------

Increase (decrease) in net assets
  from operations                          462,854        (679,953)     24,107,939      (41,160,785)        818,881        (812,111)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CONTRACT TRANSACTIONS
Deposits                                    40,000               -         179,733          313,440               -           6,000
Benefit payments                           (35,312)        (13,478)     (1,252,918)      (1,137,312)        (57,319)         (9,166)
Payments on termination                   (281,652)       (346,170)    (15,057,125)     (23,907,870)       (476,603)       (538,056)
Annuity account fee                         (1,242)         (1,150)        (71,519)        (133,656)         (2,128)         (2,045)
Transfers among the sub-accounts
  and with the Fixed Account - net       1,211,805         (28,973)     (3,149,163)     (13,338,809)      1,512,484       1,988,332
                                     -------------   -------------   -------------   --------------   -------------   -------------

Increase (decrease) in net assets
  from contract transactions               933,599        (389,771)    (19,350,992)     (38,204,207)        976,434       1,445,065
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        1,396,453      (1,069,724)      4,756,947      (79,364,992)      1,795,315         632,954

NET ASSETS AT BEGINNING OF PERIOD        1,575,003       2,644,727     100,011,749      179,376,741       2,463,403       1,830,449
                                     -------------   -------------   -------------   --------------   -------------   -------------

NET ASSETS AT END OF PERIOD          $   2,971,456   $   1,575,003   $ 104,768,696   $  100,011,749   $   4,258,718   $   2,463,403
                                     =============   =============   =============   ==============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning
   of period                               320,381         391,905       5,803,419        7,767,144         278,905         160,778
    Units issued                           696,439         687,252         340,322          320,985         287,837         397,624
    Units redeemed                        (527,262)       (758,776)     (1,385,732)      (2,284,710)       (205,652)       (279,497)
                                     -------------   -------------   -------------   --------------   -------------   -------------
  Units outstanding at end of
   period                                  489,558         320,381       4,758,009        5,803,419         361,090         278,905
                                     =============   =============   =============   ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   AIM Variable Insurance Funds Sub-Accounts
                                     ----------------------------------------------------------------------------------------------

                                          AIM V. I. Core Equity        AIM V. I. Dent Demographics    AIM V. I. Diversified Income
                                     -----------------------------   ------------------------------   -----------------------------

                                          2003            2002            2003            2002             2003            2002
                                     -------------   -------------   -------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)         $    (190,558)  $    (718,865)  $     (12,461)  $      (12,104)  $     962,006   $   1,344,354
Net realized gains (losses)              1,400,703       3,204,446        (116,288)        (448,739)       (529,187)     (1,223,176)
Change in unrealized gains (losses)      8,989,570     (15,222,213)        385,353           80,123       1,105,590         (28,277)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
  from operations                       10,199,715     (12,736,632)        256,604         (380,720)      1,538,409          92,901
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CONTRACT TRANSACTIONS
Deposits                                    27,203          86,993               -                -           7,183          70,175
Benefit payments                          (472,453)     (1,158,321)         (4,836)               -        (319,414)       (343,591)
Payments on termination                 (7,270,424)    (12,598,683)        (31,252)        (109,401)     (3,879,295)     (5,456,978)
Annuity account fee                        (31,036)        (56,918)           (752)            (541)         (9,467)        (16,045)
Transfers among the sub-accounts
  and with the Fixed Account - net      (1,220,707)     (6,434,473)        598,127         (167,846)      1,905,237      (1,434,241)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
  from contract transactions            (8,967,417)    (20,161,402)        561,287         (277,788)     (2,295,756)     (7,180,680)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        1,232,298     (32,898,034)        817,891         (658,508)       (757,347)     (7,087,779)

NET ASSETS AT BEGINNING OF PERIOD       51,811,233      84,709,267         538,250        1,196,758      21,086,323      28,174,102
                                     -------------   -------------   -------------   --------------   -------------   -------------
NET ASSETS AT END OF PERIOD          $  53,043,531   $  51,811,233   $   1,356,141   $      538,250   $  20,328,976   $  21,086,323
                                     =============   =============   =============   ==============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning
   of period                             2,959,530       4,029,510         151,722          225,643       1,532,145       2,065,944
    Units issued                           382,787         332,644         238,181          147,437         653,972         383,848
    Units redeemed                        (873,788)     (1,402,624)       (108,049)        (221,358)       (815,443)       (917,647)
                                     -------------   -------------   -------------   --------------   -------------   -------------
  Units outstanding at end of
   period                                2,468,529       2,959,530         281,854          151,722       1,370,674       1,532,145
                                     =============   =============   =============   ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   AIM Variable Insurance Funds Sub-Accounts
                                     ----------------------------------------------------------------------------------------------
                                       AIM V. I. Global Utilities   AIM V. I. Government Securities          AIM V. I. Growth
                                     -----------------------------  -------------------------------   -----------------------------

                                          2003            2002            2003            2002             2003            2002
                                     -------------   -------------   -------------   --------------   --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $     103,612   $      83,117   $      83,638   $      199,904   $    (655,799)  $    (903,723)
Net realized gains (losses)               (592,124)       (721,431)        915,934          577,766      (2,414,779)     (4,359,698)
Change in unrealized gains (losses)      1,206,875      (1,560,087)     (1,157,725)       1,082,332      15,557,347     (21,814,233)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
  from operations                          718,363      (2,198,401)       (158,153)       1,860,002      12,486,769     (27,077,654)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                         -           6,881           3,869            1,918         135,158         139,866
Benefit payments                           (72,137)        (76,958)       (510,393)        (412,223)       (590,883)       (856,150)
Payments on termination                   (679,886)       (885,437)     (6,332,207)      (7,431,311)     (6,393,408)    (12,496,560)
Annuity account fee                         (2,482)         (5,108)         (8,244)         (18,190)        (32,988)        (62,674)
Transfers among the sub-accounts
    and with the Fixed Account - net      (166,409)     (1,056,044)     (4,688,335)      13,293,444        (967,850)     (6,694,074)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
    from contract transactions            (920,914)     (2,016,666)    (11,535,310)       5,433,638      (7,849,971)    (19,969,592)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS         (202,551)     (4,215,067)    (11,693,463)       7,293,640       4,636,798     (47,047,246)

NET ASSETS AT BEGINNING OF PERIOD        4,901,061       9,116,128      28,404,442       21,110,802      47,273,134      94,320,380
                                     -------------   -------------   -------------   --------------   -------------   -------------
NET ASSETS AT END OF PERIOD          $   4,698,510   $   4,901,061   $  16,710,979   $   28,404,442   $  51,909,932   $  47,273,134
                                     =============   =============   =============   ==============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning
   of period                               387,501         529,475       1,881,896        1,512,167       3,772,887       5,125,987
    Units issued                           157,370          22,375         645,586        1,296,061         231,667         177,178
    Units redeemed                        (228,518)       (164,349)     (1,417,049)        (926,332)       (804,622)     (1,530,278)
                                     -------------   -------------   -------------   --------------   -------------   -------------
  Units outstanding at end of
   period                                  316,353         387,501       1,110,433        1,881,896       3,199,932       3,772,887
                                     =============   =============   =============   ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                   AIM Variable Insurance Funds Sub-Accounts
                                     ----------------------------------------------------------------------------------------------
                                          AIM V. I. High Yield       AIM V. I. International Growth    AIM V. I. Mid Cap Core Equity
                                     -----------------------------   ------------------------------   -----------------------------
                                          2003            2002            2003            2002             2003            2002
                                     -------------   -------------   -------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)         $     206,379   $     (17,191)  $    (332,208)  $     (453,456)  $     (71,527)  $     (49,753)
Net realized gains (losses)                 77,594        (246,367)     (1,079,393)      (1,261,239)         22,675        (115,870)
Change in unrealized gains (losses)        321,282         162,958      11,223,223       (7,927,550)      1,275,812        (498,231)
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
  from operations                          605,255        (100,600)      9,811,622       (9,642,245)      1,226,960        (663,854)
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM CONTRACT TRANSACTIONS
Deposits                                         -             348          60,503           87,453           1,525               -
Benefit payments                           (18,197)              -        (591,249)        (579,391)       (163,116)         (9,360)
Payments on termination                   (660,021)       (375,803)     (6,025,486)      (9,893,518)       (865,838)       (611,484)
Annuity account fee                         (1,779)           (594)        (25,518)         (46,251)         (2,955)         (2,991)
Transfers among the sub-accounts
  and with the Fixed Account - net       2,667,874        (135,387)     (1,000,123)      (3,509,695)      2,292,652       3,977,767
                                     -------------   -------------   -------------   --------------   -------------   -------------
Increase (decrease) in net assets
  from contract transactions             1,987,877        (511,436)     (7,581,873)     (13,941,402)      1,262,268       3,353,932
                                     -------------   -------------   -------------   --------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS        2,593,132        (612,036)      2,229,749      (23,583,647)      2,489,228       2,690,078

NET ASSETS AT BEGINNING OF PERIOD        1,012,624       1,624,660      41,985,887       65,569,534       4,401,700       1,711,622
                                     -------------   -------------   -------------   --------------   -------------   -------------
NET ASSETS AT END OF PERIOD          $   3,605,756   $   1,012,624   $  44,215,636   $   41,985,887   $   6,890,928   $   4,401,700
                                     =============   =============   =============   ==============   =============   =============

UNITS OUTSTANDING
  Units outstanding at beginning
   of period                               146,265         217,984       3,218,006        4,180,583         441,858         150,681
    Units issued                           584,202         228,343         206,881          260,491         352,411         608,637
    Units redeemed                        (318,141)       (300,062)       (763,187)      (1,223,068)       (243,509)       (317,460)
                                     -------------   -------------   -------------   --------------   -------------   -------------
  Units outstanding at end of
   period                                  412,326         146,265       2,661,700        3,218,006         550,760         441,858
                                     =============   =============   =============   ==============   =============   =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                   AIM Variable Insurance Funds Sub-Accounts
                                     -----------------------------------------------------------------------------------------------
                                         AIM V. I. Money Market         AIM V. I. New Technology        AIM V. I. Premier Equity
                                     ------------------------------  ------------------------------   ------------------------------
                                          2003            2002            2003            2002             2003            2002
                                     --------------  --------------  --------------  --------------   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)         $     (216,292) $      (74,073) $       (4,739) $       (6,582)  $   (1,271,393) $  (1,894,858)
Net realized gains (losses)                       -               -        (103,729)       (729,347)       2,523,593      8,743,311
Change in unrealized gains (losses)               -               -         238,885         380,921       23,492,357    (77,636,953)
                                     --------------  --------------  --------------  --------------   --------------  -------------
Increase (decrease) in net assets
    from operations                       (216,292)        (74,073)         130,417        (355,008)      24,744,557    (70,788,500)
                                     --------------  --------------  --------------  --------------   --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM CONTRACT TRANSACTIONS
Deposits                                     27,157         175,129               -           4,455          223,578        338,877
Benefit payments                         (1,025,086)       (267,090)              -               -       (1,699,578)    (2,702,001)
Payments on termination                 (18,281,426)    (24,612,821)        (34,102)        (95,487)     (18,736,009)   (33,004,106)
Annuity account fee                          (9,141)        (22,570)           (433)           (231)         (78,957)      (159,523)
Transfers among the sub-accounts
    and with the Fixed Account - net     (2,428,162)     18,959,692         221,607        (259,824)      (6,294,255)   (20,810,382)
                                     --------------  --------------  --------------  --------------   --------------  -------------
Increase (decrease) in net assets
    from contract transactions          (21,716,658)     (5,767,660)        187,072        (351,087)     (26,585,221)   (56,337,135)
                                     --------------  --------------  --------------  --------------   --------------  -------------

INCREASE (DECREASE) IN NET ASSETS       (21,932,950)     (5,841,733)        317,489        (706,095)      (1,840,664)  (127,125,635)

NET ASSETS AT BEGINNING OF PERIOD        37,954,218      43,795,951         293,612         999,707      123,716,733    250,842,368
                                     --------------  --------------  --------------  --------------   --------------  -------------
NET ASSETS AT END OF PERIOD          $   16,021,268  $   37,954,218  $      611,101  $      293,612   $  121,876,069  $ 123,716,733
                                     ==============  ==============  ==============  ==============   ==============  =============

UNITS OUTSTANDING
    Units outstanding at beginning
     of period                            2,875,891       3,312,538          51,824          95,515        6,891,628      9,613,256
      Units issued                        3,618,890       5,206,902          64,141          60,519          294,775        322,339
      Units redeemed                     (5,271,262)     (5,643,549)        (44,221)       (104,210)      (1,684,385)    (3,043,967)
                                     --------------  --------------   -------------  --------------   --------------  -------------
    Units outstanding at end of
     period                               1,223,519       2,875,891          71,744          51,824        5,502,018      6,891,628
                                     ==============  ==============   =============  ==============   ==============  =============

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

    CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Subsequently, the Lincoln Companies entered into an administrative servicing agreement (the "Agreement") with Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York") whereby Allstate Life and Allstate New York are responsible for the administration of the contracts of the Account. The obligations of Allstate Life and Allstate New York under this Agreement are to the Lincoln Companies. Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration.

    CG Life issued the AIM/CIGNA Heritage Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders but is closed to new contractholders. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds"):

            AIM V.I. Aggressive Growth
            AIM V.I. Balanced
            AIM V.I. Basic Value
            AIM V.I. Blue Chip
            AIM V.I. Capital Appreciation
            AIM V.I. Capital Development
            AIM V.I. Core Equity
            AIM V.I. Dent Demographics
            AIM V.I. Diversified Income
            AIM V.I. Global Utilities
            AIM V.I. Government Securities
            AIM V.I. Growth
            AIM V.I. High Yield
            AIM V.I. International Growth
            AIM V.I. Mid Cap Core Equity
            AIM V.I. Money Market
            AIM V.I. New Technology
            AIM V.I. Premier Equity

    The net assets are affected by the investment results of each fund, transactions by contractholders and certain contract expenses (see Note
    3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the general account of Allstate Life or Allstate New York.

--------------------------------------------------------------------------------

    A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

    Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

    Through the Agreement, Allstate Life and Allstate New York provide insurance and administrative services to the contractholders for a fee and maintain a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Allstate Life, as administrator, has sole discretion to invest the assets of the Fixed Account for all contracts except those from New York, subject to applicable law. Allstate New York, as administrator of New York contracts, has sole discretion to invest 85% of the assets of the Fixed Account for all New York contracts, subject to applicable law. The remaining 15% of the New York contracts is invested at the sole discretion of the Lincoln Companies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and net asset value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

    INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

    REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

    FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub account is required to satisfy the diversification requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the contractholders are excluded in the determination of federal income tax liability of CG Life.

    USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

3.  EXPENSES

    MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the average daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

    ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account. The administrative expense charge is recognized as a reduction in accumulation unit values.

ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year. These charges are recognized as redemption of units.

    CONTINGENT DEFERRED SALES CHARGE - In the event of withdrawal of the account value, a withdrawal charge may be imposed. The withdrawal charge is 7% of the amount withdrawn prior to the second anniversary of any purchase payment and is reduced by 1% each year in years 2 through 7. In year 8 and subsequent, there is no contingent deferred sales charge. These amounts are included in payments on terminations but are remitted to CG Life.

--------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS

   The cost of purchases of investments for the year ended December 31, 2003 were as follows:

                                                                  Purchases
                                                               ---------------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
        AIM V. I. Aggressive Growth                            $       613,406
        AIM V. I. Balanced                                           2,997,633
        AIM V. I. Basic Value                                        4,166,172
        AIM V. I. Blue Chip                                          3,344,906
        AIM V. I. Capital Appreciation                               1,064,776
        AIM V. I. Capital Development                                1,766,556
        AIM V. I. Core Equity                                        1,708,075
        AIM V. I. Dent Demographics                                    947,510
        AIM V. I. Diversified Income                                 4,311,177
        AIM V. I. Global Utilities                                     507,790
        AIM V. I. Government Securities                              2,591,404
        AIM V. I. Growth                                               369,824
        AIM V. I. High Yield                                         3,534,546
        AIM V. I. International Growth                                 977,983
        AIM V. I. Mid Cap Core Equity                                2,609,960
        AIM V. I. Money Market                                      10,913,259
        AIM V. I. New Technology                                       449,785
        AIM V. I. Premier Equity                                     1,220,902
                                                               ---------------

                                                               $    44,095,664
                                                               ===============

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

   A summary of units outstanding, accumulation unit fair values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios by subaccounts is presented below for each of the three years in the period ended December 31, 2003.

   As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets.

   ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying mutual fund in which the subaccount invests.

     ** EXPENSE RATIO - These amounts represent the annualized contract expenses of the subaccount, consisting of mortality and expense risk charges, and contract administration charges, for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

     *** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

          Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

          Subaccounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                    At December 31,                  For the year ended December 31,
                                    ---------------------------------------------  ----------------------------------
                                                    Accumulation                    Investment    Expense    Total
                                        Units      Unit Fair Value   Net Assets    Income Ratio*  Ratio**  Return***
                                    -------------  ---------------  -------------  -------------  -------  ----------
Investments in the AIM V. I.
 Insurance Funds Sub-Accounts:
        AIM V. I. Aggressive
        Growth
            2003                          170,857  $          9.84  $   1,681,301           0.00%    1.35%      24.97%
            2002                          150,663             7.87      1,186,384           0.00     1.35      -23.71
            2001                          210,443            10.32      2,172,140           0.00     1.35      -27.07
        AIM V. I. Balanced
            2003                          536,528            10.20      5,472,119           2.47     1.35       14.79
            2002                          305,920             8.88      2,718,055           2.82     1.35      -18.22
            2001                          239,618            10.86      2,603,292           3.09     1.35      -12.63
        AIM V. I. Basic Value
            2003                          911,220            11.34     10,334,794           0.04     1.35       31.82
            2002                          741,122             8.60      6,376,363           0.00     1.35      -23.20
            2001 (a)                      317,064            11.20      3,551,876           0.22     1.35       12.02

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    At December 31,                  For the year ended December 31,
                                    ---------------------------------------------  ----------------------------------
                                                    Accumulation                    Investment    Expense    Total
                                        Units      Unit Fair Value   Net Assets    Income Ratio*  Ratio**  Return***
                                    -------------  ---------------  -------------  -------------  -------  ----------
Investments in the AIM V. I.
 Insurance Funds
 Sub-Accounts (continued):
       AIM V. I. Blue Chip
           2003                         489,558    $      6.07      $   2,971,456           0.00%    1.35%      23.47%
           2002                         320,381           4.92          1,575,003           0.00     1.35      -27.15
           2001                         391,905           6.75          2,644,727           0.02     1.35      -23.59
       AIM V. I. Capital
           Appreciation
           2003                       4,758,009          22.02        104,768,696           0.00     1.35       27.77
           2002                       5,803,419          17.23        100,011,749           0.00     1.35      -25.38
           2001                       7,767,144          23.09        179,376,741           0.00     1.35      -24.32
       AIM V. I. Capital
           Development
           2003                         361,090          11.79          4,258,718           0.00     1.35       33.53
           2002                         278,905           8.83          2,463,403           0.00     1.35      -22.42
           2001                         160,778          11.38          1,830,449           0.00     1.35       -9.33
       AIM V. I. Core Equity
           2003                       2,468,529          21.49         53,043,531           0.93     1.35       22.74
           2002                       2,959,530          17.51         51,811,233           0.28     1.35      -16.72
           2001                       4,029,510          21.02         84,709,267           0.04     1.35      -23.88
       AIM V. I. Dent Demographics
           2003                         281,854           4.81          1,356,141           0.00     1.35       35.63
           2002                         151,722           3.55            538,250           0.00     1.35      -33.11
           2001                         225,643           5.30          1,196,758           0.00     1.35      -32.84
       AIM V. I. Diversified Income
           2003                       1,370,674          14.83         20,328,976           6.01     1.35        7.77
           2002                       1,532,145          13.76         21,086,323           6.78     1.35        0.92
           2001                       2,065,944          13.64         28,174,102           6.29     1.35        2.19
       AIM V. I. Global Utilities
           2003                         316,353          14.85          4,698,510           3.45     1.35       17.43
           2002                         387,501          12.65          4,901,061           2.47     1.35      -26.54
           2001                         529,475          17.22          9,116,128           1.02     1.35      -28.91
       AIM V. I. Government
           Securities
           2003                       1,110,433          15.05         16,710,979           1.81     1.35       -0.29
           2002                       1,881,896          15.09         28,404,442           2.13     1.35        8.11
           2001                       1,512,167          13.96         21,110,802           3.12     1.35        4.97
       AIM V. I. Growth
           2003                       3,199,932          16.22         51,909,932           0.00     1.35       29.47
           2002                       3,772,887          12.53         47,273,134           0.00     1.35      -31.91
           2001                       5,125,987          18.40         94,320,380           0.16     1.35      -34.78

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)


                                                    At December 31,                  For the year ended December 31,
                                    ---------------------------------------------  ----------------------------------
                                                    Accumulation                    Investment    Expense    Total
                                        Units      Unit Fair Value   Net Assets    Income Ratio*  Ratio**  Return***
                                    -------------  ---------------  -------------  -------------  -------  ----------
Investments in the AIM V. I.
   Insurance Funds
   Sub-Accounts (continued):
        AIM V. I. High Yield
            2003                        412,326    $      8.74      $   3,605,756          10.52%    1.35%      26.31%
            2002                        146,265           6.92          1,012,624           0.00     1.35       -7.11
            2001                        217,984           7.45          1,624,660          22.30     1.35       -6.29
        AIM V. I. International
          Growth
            2003                      2,661,700          16.61         44,215,636           0.49     1.35       27.32
            2002                      3,218,006          13.05         41,985,887           0.51     1.35      -16.81
            2001                      4,180,583          15.68         65,569,534           0.25     1.35      -24.57
        AIM V. I. Mid Cap Core
          Equity
            2003                        550,760          12.51          6,890,928           0.00     1.35       25.60
            2002                        441,858           9.96          4,401,700           0.00     1.35      -12.30
            2001 (a)                    150,681          11.36          1,711,622           0.28     1.35       13.59
        AIM V. I. Money Market
            2003                      1,223,519          13.09         16,021,268           0.64     1.35       -0.78
            2002                      2,875,891          13.20         37,954,218           1.22     1.35       -0.18
            2001                      3,312,538          13.22         43,795,951           3.79     1.35        2.22
        AIM V. I. New Technology
            2003                         71,744           8.52            611,101           0.00     1.35       50.34
            2002                         51,824           5.67            293,612           0.00     1.35      -45.87
            2001                         95,515          10.47            999,707           2.67     1.35      -48.18
        AIM V. I. Premier Equity
            2003                      5,502,018          22.15        121,876,069           0.28     1.35       23.39
            2002                      6,891,628          17.95        123,716,733           0.27     1.35      -31.20
            2001                      9,613,256          26.09        250,842,368           0.11     1.35      -13.75

(a) For the Period Beginning October 1, 2001 and Ended December 31, 2001

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

All required financial statements for Connecticut General Life Insurance Company and CG Variable Annuity Separate Account are included in Part B of this Registration Statement.

(b) Exhibits

(1) Resolution of Board of Directors Authorizing Establishment of Registrant.1/

(2) Not Applicable.

(3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. (now Lincoln Financial Distributors, Inc.) as principal underwriter, and selling dealers. 1/

(4) (a) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (From Number B10321) and CRT Rider (Form B10322). 2/

     (b) Enhanced Death Benefit Endorsement Form No. AN400DB

     (c) Spousal Continuation Endorsement Form No. AN400SE

     (d) Waiver of Charges Endorsement Form No. AN400TI

(5) Form of Application which may be used in connection with the Contract shown as Exhibit (4)(a). 1/

(6) (a) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended. 3/

      (b) By-Laws of Connecticut General Life Insurance Company. 3/

(7) Not Applicable.

(8) Participation Agreement with AIM.4/

(9) Opinion and Consent of Mark A. Parsons, Esq. 5/

(10) (a) Consent of PricewaterhouseCoopers LLP. 9/

        (b) Consent of Deloitte & Touche LLP. 9/

(11) Not Applicable.

(12) Not Applicable.

(13) Not Applicable.

(14) Not Applicable.

(99) (a) Powers of Attorney for Harold W. Albert. 6/

        (b) Powers of Attorney for John Cannon, III, Carol M.Olsen. 5/

        (c) Powers of Attorney for Michael J. Stephan, Richard H. Forde, W. Allen Schaffer, M.D., James Yablecki. 6/

        (d) Powers of Attorney for Heyward R. Donigan, Patrick E. Welch, David
M. Cordani, David P. Marks, Mary E. O'Brien, Scott A. Storrer and Jean H. Walker. 8/

        (e) Powers of Attorney for John R. Perlstein and Franklin C. Barlow. 9/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 23, 1997 (File No. 033-48137).

2/ Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-4 to the Registration Statement of CG Variable Annuity Separate Account II filed with the SEC on June 20, 1995 (File No. 33-83020).

3/ Incorporated herein by reference to Post-Effective Amendment No. 5 on Form N-4 to the Registration Statement for CG Variable Life Insurance Separate
Account  II  filed  with  the SEC via  EDGARLINK  on  April  28,  1999(File  No.
033-89239).

4/ Incorporated herein by reference to Post-Effective Amendment No. 10 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 1999 (File No. 033-48137).

5/ Incorporated herein by reference to Post-Effective Amendment No. 12 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on May 12, 2000 (File No. 033-48137).

6/ Incorporated herein by reference to Post-Effective Amendment No. 13 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2001 (File No. 033-48137).

7/ ( Incorporated herein by reference to Post Effective Amendment No. 14 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 30, 2002 (File No. 033-48137).

8/ (Incorporated herein by reference to Post Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 28, 2003 (File No. 033-48137).

9/ Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the Company's Home Office, 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

                                            DIRECTORS AND OFFICERS OF DEPOSITOR
NAME                                        POSITION AND OFFICERS WITH DEPOSITOR


Harold Albert                               Director
Franklin C. Barlow                          Assistant Vice President
                                            (Principal Accounting Officer)
David M. Cordani                            Director, Senior Vice President and
                                            Chief Financial Officer
Richard H. Forde                            Director and Senior Vice President
                                            (Principal Executive Officer)
David P. Marks                              Director
John R. Perlstein                           Director, Senior Vice President and
                                            Chief Counsel
W. Allen Schaffer, M.D.                     Director and Senior Vice President
Scott A. Storrer                            Director and Senior Vice President
Jean H. Walker                              Director, Senior Vice President
Bach Mai T. Thai                            Vice President and Treasurer
David J. Castellani                         Senior Vice President
Eric P. Consolazio                          Senior Vice President
Michael F. Ferris                           Senior Vice President
Richard H. Forde                            Senior Vice President
David B. Gerger                             Senior Vice President
John Y. Kim                                 Senior Vice President
James. Lyski                                Senior Vice President
Matthew G. Manders                          Senior Vice President
David P. Marks                              Senior Vice President
Marjorie G. O'Malley                        Senior Vice President
Victor E. Saliterman                        Senior Vice Presidemt
Grant R. Babyak                             Vice President
Michael J. Bacevich                         Vice President
Yvette C. Bockstein                         Vice President
Joseph D. Bogdan                            Vice President and Actuary
J. Eric Boklage                             Vice President
James Yableski                              Assistant Vice President and Actuary
                                           (Principal Financial Officer)



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation February 27, 2004.

ITEM 27.  NUMBER OF PURCHASERS

As of January 31, 2004 there were 7,909 non-qualified and 2,537 qualified owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

The Registrant's principal underwriter is Lincoln Financial Distributors, Inc. ("LFD"), formerly known as Sagemark Consulting, Inc. LFD also acts as principal underwriter of certain other variable annuity contracts and variable life policies issued by the Company, and by CIGNA Life Insurance Company. LFD's mailing address is 350 Church Street, Hartford, Connecticut 06103.

The investment companies for which LFD acts as a principal underwriter are:

CG Variable Annuity Separate Account
CG Variable Annuity Separate Account II
CG Variable Life Insurance Separate Account I
CG Variable Life Insurance Separate Account II
CIGNA Variable Annuity Separate Account I

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER


NAME                              POSITIONS AND OFFICES
                                  WITH UNDERWRITER

Westley V. Thompson               President and Chief Executive
                                  Officer
David M. Kittredge                Senior Vice President
Margaret Skinner                  Senior Vice President
Michael S. Smith                  Senior Vice President and Chief
                                  Administrative Officer
Patrick J. Caulfield              Vice President and Chief Compliance
                                  Officer
Frederick J. Crawford             Vice President and Treasurer
George Z. Marshall                Vice President
Gregory Smith                     Vice President
Joyce L. Byrer                    Secretary
Robert K. Gongwor                 Second Vice President and Assistant
                                  Secretary
Renee L. Beeks                    Assistant Secretary
Yvonne J. Bennett-Biggs           Assistant Secretary
Donna J. Cooper                   Assistant Secretary
Beverly A. Delaney                Assistant Secretary
Kenneth Dixon                     Assistant Secretary
Pamela K. Gooding                 Assistant Secretary
Randy Grawcock                    Assistant Secretary
Torrey Harber                     Assistant Secretary
Richard H. Heischman, Jr.         Assistant Secretary
Sharon Helmsing                   Assistant Secretary
Trina Mills                       Assistant Secretary
Robert A. Picarello               Assistant Secretary
Curt Proctor                      Assistant Secretary
Virginia A. Schroeder             Assistant Secretary
Jan M. Webb                       Assistant Secretary
James N. Westafer                 Assistant Secretary
Charito C. Whitaker               Assistant Secretary
Susan J. Zartman                  Assistant Secretary
James E. Cruickshank              Assistant Treasurer
Eldon J. Summers                  Assistant Treasurer

COMPENSATION OF LFD:

None


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, Allstate Life Insurance Company and Allstate Life Insurance Company of New York, at its processing center in Palatine, Illinois, and by the prior administrator, The Lincoln National Life Insurance Company at its processing center.


ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

    (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

    (b) Registrant undertakes that it will include either (i) a postcard or a toll-free number affixed to or included in the Prospectus that the applicant can remove to send or call for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

    (c) Registrant undertakes to deliver promptly, upon written or oral request made at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended registration statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 20th day of April, 2004.






                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (REGISTRANT)


                 BY: CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


                            BY: /s/ JEFFREY S. WINER

                                Jeffrey S. Winer
                                 Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to this Registration Statement (File No. 033-48137) has been signed below on April 1st, 2004 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature                                Title


/s/David M. Cordani*              Sr. Vice President, Chief Financial
------------------                Officer and Director
David M. Cordani

/s/Richard H. Forde*              Sr. Vice President and Director
-----------------                 (Principal Executive Officer)
Richard H. Forde

/s/John R. Perlstein              Sr. Vice President and Director
-------------------               (Chief Counsel)
John R. Perlstein

/s/ W. Allen Schaffer, M.D.*      Sr. Vice President and Director
------------------------
W. Allen Schaffer, M.D.
/s/Scott A. Storrer*              Sr. Vice President and Director
-----------------
Scott A. Storrer

/s/Jean H. Walker*                Sr. Vice President and Director
----------------
Jean H. Walker

/s/Harold W. Albert*              Director
-----------------
Harold W. Albert

/s/Bach Mai T. Thai*              Vice President and Treasurer
-----------------
Harold W. Albert

/s/James Yablecki*                Assistant Vice President and Actuary
-----------------                 (Principal Financial Officer)
Harold W. Albert

/s/Franklin C. Barlow*            Assistant Vice President
-------------------               (Principal Accounting Officer)
Franklin C. Barlow





*By Jeffrey S. Winer pursuant to Powers of Attorney previously filed herewith or filed herewith.



                                  Exhibit List

10(a) Consent of PricewaterhouseCoopers LLP

10(b) Consent of Deloitte & Touche LLP

(99)(e) Powers of Attorney for John R. Perlstein and Franklin C. Barlow.